UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Filed by a Party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LISATA THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LISATA THERAPEUTICS, INC.
110 ALLEN ROAD, SECOND FLOOR
BASKING RIDGE, NEW JERSEY 07920
May 1, 2023
Dear Stockholder:
    You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Lisata Therapeutics, Inc. (“Lisata”) to be held on June 14, 2023 at 9:00 a.m. Eastern Daylight Time. The Annual Meeting will be held via live webcast on the internet. You will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LSTA2023. You will not be able to attend the Annual Meeting in person.
    At the Annual Meeting, we will vote on the election of directors, the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 and on amendments to Lisata's 2018 Equity Incentive Compensation Plan and to Lisata's 2017 Employee Stock Purchase Plan. We will also vote, on a non-binding advisory basis, to approve the compensation of Lisata's named executive officers, will transact such other business as may properly come before the meeting and, finally, stockholders will have an opportunity to ask questions.
    U.S. Securities and Exchange Commission (“SEC”) rules allow companies to furnish proxy materials to stockholders over the Internet and we have so elected to deliver our proxy materials to our stockholders. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 1, 2023, we began sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Annual Meeting and our 2022 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
    The proxy statement provides you with detailed information about the Annual Meeting and the other business to be considered by Lisata's stockholders. We encourage you to read carefully the entire proxy statement. You may also obtain more information about Lisata from documents we have filed with the SEC.
    On behalf of the board of directors, we thank you for your continued support.

Very truly yours,
David J. Mazzo, Ph.D.
Chief Executive Officer

LISATA THERAPEUTICS, INC.
110 ALLEN ROAD, SECOND FLOOR
BASKING RIDGE, NEW JERSEY 07920

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To be Held June 14, 2023

To the Stockholders of Lisata Therapeutics, Inc.:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Lisata Therapeutics, Inc. (“Lisata” or the “Company”) will be held via live webcast on June 14, 2023 at 9:00 a.m., Eastern Daylight Time ("EDT"), for the following purposes:
1.To re-elect each of Cynthia L. Flowers, M.B.A. and Erkki Ruoslahti, M.D., Ph.D. as Class I directors to serve a three-year term expiring at the annual meeting to be held in 2026;
2.To approve an amendment to the Lisata Therapeutics, Inc. 2018 Equity Incentive Compensation Plan (the "Plan") that increases the number of shares of common stock that may be issued under the Plan by 400,000;
3.To approve an amendment to the 2017 Employee Stock Purchase Plan that increases the number of shares available under the plan to 68,333;
4.To ratify the appointment of Grant Thornton LLP as Lisata's independent registered public accounting firm for the fiscal year ending December 31, 2023;
5.To approve, on a non-binding advisory basis, the executive compensation of Lisata's named executive officers as disclosed in this Proxy Statement; and
6.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Your attention is directed to the Proxy Statement which is set forth on the following pages, where the foregoing items of business are more fully described. Only holders of record of common stock at the close of business on April 17, 2023 are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
All Lisata stockholders are cordially invited to participate in the online, live Annual Meeting. However, even if you plan to participate in the webcast Annual Meeting, we request that you vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by telephone or through the Internet or by mail as promptly as possible prior to the Annual Meeting to ensure that your shares of Lisata stock will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

The accompanying proxy statement provides you with detailed information about each of the proposals to be considered at the Annual Meeting. We encourage you to read the entire document carefully.

BY ORDER OF THE BOARD OF DIRECTORS OF LISATA THERAPEUTICS, INC.

David J. Mazzo, Ph.D.
Chief Executive Officer

LISATA THERAPEUTICS, INC.
110 ALLEN ROAD, SECOND FLOOR
BASKING RIDGE, NEW JERSEY 07920

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
To be Held June 14, 2023

This proxy statement, along with the accompanying notice of 2023 annual meeting of stockholders (the “Annual Meeting”), contains information about the Annual Meeting, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:00 a.m. Eastern Daylight Time. The Annual Meeting will be held via live webcast on the internet. You will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LSTA2023. You will not be able to attend the Annual Meeting in person.
In this proxy statement, we refer to Lisata Therapeutics, Inc. as “Lisata,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about May 1, 2023, we will begin sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 14, 2023
This proxy statement and our 2022 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors & News” section of our website at www.lisata.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: John Menditto, Lisata Therapeutics, Inc., 110 Allen Road, 2nd Floor, Basking Ridge, NJ 07920. You may also request a copy by emailing us at jmenditto@lisata.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following are some questions that you, as a stockholder of Lisata, may have regarding the Annual Meeting, together with brief answers to those questions. Lisata urges you to read carefully the remainder of this proxy statement, including the annexes and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the "2022 Form 10-K"), which is incorporated herein by reference, because the information in this section may not provide all of the information that might be important to you with respect to the Annual Meeting.
Q.    Why am I receiving these materials?
A.    The Board of Directors (the “Board”) of Lisata Therapeutics, Inc. a Delaware corporation (“Lisata,” the “Company,” “we” or “our”), has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail or email, in connection with the Board’s solicitation of proxies for use at our annual meeting of stockholders, which meeting will take place on June 14, 2023 (the "Annual Meeting"). As a Lisata stockholder as of April 17, 2023 (the “Record Date”), you are invited to attend the Annual Meeting and are entitled to, and requested to, vote on the items of business described in this proxy statement. The Annual Meeting will be held via live webcast on the internet. You will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LSTA2023. You will not be able to attend the Annual Meeting in person.
    We have made available to you on the Internet or have sent to you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of 2022 Form 10-K because you owned shares of the Company’s common stock on the Record Date. The Company intends to commence distribution of the proxy materials to stockholders on or about May 1, 2023.
Q.    What proposals will be considered and voted upon at the Annual Meeting?
A.    At the Annual Meeting, holders of Lisata stock as of the Record Date will consider and vote upon proposals to:
•re-elect each of Cynthia L. Flowers, M.B.A. and Erkki Ruoslahti, M.D. Ph.D. as Class I directors to serve a three-year term expiring at the annual meeting to be held in 2026 (the “Election Proposal”);
•approve an amendment to the Lisata Therapeutics, Inc. 2018 Equity Incentive Compensation Plan that increases the number of shares of common stock that may be issued under the Plan by 400,000 (the "Equity Plan Amendment Proposal");
•approve an amendment to the 2017 Employee Stock Purchase Plan to increase the number of shares available to 68,333 (the "ESPP Amendment Proposal");
•ratify the appointment of Grant Thornton LLP as Lisata's independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);
•approve, on a non-binding, advisory basis, the executive compensation of Lisata's Named Executive Officers (as defined below) as described in this proxy statement (the “Say-on-Pay Proposal”); and
•transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
    The Election Proposal, the Equity Plan Amendment Proposal, the ESPP Amendment Proposal, the Auditor Ratification Proposal, and the Say-on-Pay Proposal are collectively referred to herein as the “Proposals.”
Q.    What is the recommendation of the Board with respect to the Proposals?
A.    The Board recommends that you vote your shares "FOR" each of the Proposals.
    Q.    When and where is the Annual Meeting?
A.    The Annual Meeting will be held on June 14, 2023 at 9:00 a.m. EDT via live webcast at www.virtualshareholdermeeting.com/LSTA2023. You will not be able to attend the Annual Meeting in person.
Q.    What happens if there are technical difficulties during the Annual Meeting?
A.    We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting login page.
Q.    What vote of Lisata stockholders is required to approve each of the Proposals?
A.    The following votes are required to approve each of the Proposals:
•The Election Proposal. The directors will be elected by plurality vote.
•The Equity Plan Amendment Proposal. The Equity Plan Amendment Proposal requires the affirmative vote of a majority of the stockholders present at the virtual meeting or represented by proxy, entitled to vote and voting on the Equity Plan Amendment Proposal.
•The ESPP Amendment Proposal. The ESPP Amendment Proposal requires the affirmative vote of a majority of the stockholders present at the virtual meeting or represented by proxy, entitled to vote and voting on the ESPP Amendment Proposal.
•The Auditor Ratification Proposal. The Auditor Ratification Proposal requires the affirmative vote of a majority of the stock present at the virtual meeting or represented by proxy, entitled to vote and voting on the Auditor Ratification Proposal.
•The Say-on-Pay Proposal. The Say-on-Pay Proposal requires, on an advisory basis, the affirmative vote of a majority of the stock present at the virtual meeting or represented by proxy, entitled to vote and voting on the Say-on-Pay Proposal.
Q.    Who can attend and vote at the Annual Meeting and how many votes does each share of our stock have?
A.    Holders of record of our common stock, par value $0.001 per share at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Holders of record of our common stock as of the close of business on the Record Date will be entitled to one vote for each share held. Unless the context otherwise requires, all references to Lisata “stockholders” in this proxy statement refer to holders of our common stock. At the close of business on the Record Date, there were 7,999,080 shares of our common stock issued and 7,998,342 shares of our common stock outstanding.
Q.    What do I need to do now and how do I vote?
A:    Lisata urges you to read this proxy statement carefully, including its appendices, as the actions contemplated by each of the Proposals may affect you.
If your shares of Lisata stock are registered directly in your name with our transfer agent, you are considered, with respect to those shares, to be the “stockholder of record,” and the proxy materials and proxy card are being sent directly to you by Lisata. There are four methods by which you may vote your shares at the Annual Meeting:
•By Internet. You may vote your shares 24 hours a day by logging onto the secure website indicated in the instructions that are included in the Notice, or if you received printed materials, on the proxy card and following the instructions provided any time up until 11:59 EDT on June 13, 2023.
•By Telephone. You may vote your shares 24 hours a day by calling the telephone number listed in the instructions that are included in the Notice, or if you received printed materials, on the proxy card and following the instructions provided by the recorded message any time up until 11:59 EDT on June 13, 2023.
•By Mail. If you received a proxy card by mail, you may vote by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the Annual Meeting.
•At the Virtual Meeting. You may vote your shares electronically through the portal at the virtual Annual Meeting (if you satisfy the admission requirements, as described below). Even if you plan to attend the Annual Meeting virtually, we encourage you to vote in advance by telephone, through the Internet or by mail so that your vote will be counted in the event you later decide not to attend virtually the Annual Meeting.
The annual meeting will be a virtual meeting of stockholders conducted via a live webcast that provides stockholders the same rights and opportunities to participate as they would have at an in-person meeting. You will be able to vote your shares electronically at the virtual meeting. To attend and submit your questions during the virtual meeting, please visit www.virtualshareholdermeeting.com/LSTA2023. To participate and vote during the annual meeting, you will need the 16-digit control number included on your Internet Notice or on your proxy card. Beneficial shareholders who do not have a control number may gain access to and vote at the meeting by logging in to their broker, brokerage firm, bank or other nominee’s website and selecting the stockholder communications mailbox to access the meeting; instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
Q.    What happens if I do not sign and return my proxy card or vote by telephone, through the Internet before or during the Annual Meeting?
A.    If you are a stockholder of record of Lisata and you do not sign and return your proxy card or vote by telephone, through the Internet or during the virtual meeting, your shares will not be voted at the Annual Meeting and will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Annual Meeting. Assuming the presence of a quorum, the failure to return your proxy card or otherwise vote your shares during the Annual Meeting will have no effect on any of the Proposals.
Q.    What happens if I return a signed and dated proxy card without indicating how I wish to vote?
A.    If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting and all of your shares will be voted “FOR” each Proposal and “FOR” the election of each director nominee named herein.
Q.    What if I abstain from voting?
A.    If you attend the Annual Meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting but will not be voted at the Annual Meeting. As a result, your abstention will have no effect on any of the Proposals.
Q.    What is a broker non-vote?
A.    A broker "non-vote" occurs on a proposal when shares held of record by a broker are present or represented at a stockholder meeting but the broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction has been given. Brokerage firms have the authority under Nasdaq Stock Market ("Nasdaq") rules to cast votes on certain "routine" matters if they do not receive instructions from their customers, but they do not have the authority to vote on "non-routine" matters. The Election Proposal, the Equity Plan Amendment Proposal, the ESPP Amendment Proposal, and the Say-on-Pay Proposal are considered "non-routine" matters. Broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum and will:
•have no effect on the Election Proposal;
•have no effect on the Equity Plan Amendment Proposal;
•have no effect on the ESPP Amendment Proposal; and
•have no effect on the Say-on-Pay Proposal
•The Auditor Ratification Proposal is considered a “routine” matter. A broker or other nominee may generally vote in their discretion on routine matters. Therefore, no broker non-votes are expected in connection with the Auditor Ratification Proposal.
Q.    What do I do if my shares of Lisata stock are held in “street name” by my broker, dealer, bank or other nominee?
A:    If your shares of Lisata stock are held through an account with a broker, dealer, bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to Lisata.
Q.    May I revoke or change my vote after I have provided proxy instructions?
A:    Yes. You may revoke your proxy at any time before it is exercised at the meeting by taking any of the following actions:

•delivering written notice to the Assistant Corporate Secretary of Lisata by any means bearing a date later than the date of the proxy, stating that the proxy is revoked;
•if you received a proxy card, by signing and delivering a new proxy card relating to the same shares and bearing a later date prior to the vote at the Annual Meeting;
•voting over the Internet or telephone at a later time; or
•attending the virtual Annual Meeting and voting at the meeting, although attendance at the meeting will not, by itself, revoke a proxy.
    If you hold shares in street name through your bank, broker or other nominee, you may submit new voting instructions by contacting your bank, broker or other nominee.
Q.    What constitutes a quorum for the Annual Meeting?
A.    A quorum must exist for the transaction of business at the Annual Meeting (other than consideration of a motion to adjourn the Annual Meeting). The holders of a majority of the shares of capital stock of Lisata issued and outstanding entitled to vote thereat, present at the virtual meeting or represented by proxy, shall constitute a quorum. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum.
Q.    What does it mean if I received more than one Notice or proxy card?
A.    If you received more than one Notice or proxy card, your shares are likely registered in more than one name or are held in more than one account. Please vote in the manner described above under "What do I need to do and how do I vote?" for each account in order to ensure that all of your shares of Lisata stock are voted.
Q.    Who will bear the cost of this solicitation and who may solicit proxies?
A.    Lisata is making this solicitation and will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our Common Stock.
Q.    Who will count the votes?
A.    Representatives of American Election Services, LLC will count the votes and will serve as the independent inspector of election.
Q.    Where can I find the voting results of the Annual Meeting?
A.    The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
Q.    Whom should I contact if I have any questions about the Annual Meeting?
A.    If you have any questions about the Annual Meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Amy Jackson Ayala at the address listed below:
Amy Jackson Ayala
Lisata Therapeutics, Inc.
110 Allen Road, 2nd Floor
Basking Ridge, NJ 07920
Email: aayala@lisata.com
If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

PROPOSAL NO. 1: THE ELECTION OF CLASS I DIRECTORS
THE LISATA BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF THE NOMINEES FOR CLASS I DIRECTORSHIP, AS IDENTIFIED BELOW.
Background
The Lisata Board of Directors (the "Lisata Board") currently consists of seven members. Pursuant to our Amended and Restated Certificate of Incorporation, we have a classified Board. That is, the Lisata Board consists of three separate classes of directors. Each class serves a three-year term and until their successors are duly elected and qualified. The classes are elected on a rotating or staggered basis, with each class being elected at the annual meeting of stockholders coinciding with the expiration of that class’s term. Pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), if a board of directors is classified, unless the certificate of incorporation otherwise provides, members of such board of directors may be removed by the stockholders before the expiration of their terms only for cause.
Information with Respect to Director Nominees and Continuing Directors
The following tables and related narrative set forth certain information about the nominees for director and about the current directors who will continue in office. The nominees are current directors of Lisata. There are no family relationships among any of our directors and executive officers. At the Annual Meeting, three Class I directors will be elected to hold office for a three-year term, serving until our annual meeting of stockholders to be held in 2026 and until their successor is duly elected and qualified or the Board size is reduced, accordingly. For information with respect to beneficial ownership of our common stock, see the discussion under “Security Ownership of Management and Certain Beneficial Owners” below.

Nominees for Class I Directorships:

Name/Class	Age	Director Since	Expiration of Term
Class I
Cynthia L. Flowers, M.B.A.	63	2018	2023
Erkki Ruoslahti, M.D., Ph.D.	83	2022	2023

Continuing Class II and Class III Directors:

Name/Class	Age	Director Since	Expiration of Term
Class II
Gregory B. Brown, M.D.	69	2016	2024
Heidi Henson	57	2022	2024
David J. Mazzo, Ph.D.	66	2015	2024

Class III
Mohammad Azab, M.D., M.B.A.	67	2022	2025
Steven M. Klosk, J.D.	66	2014	2025

Biographical Information - Director Nominees
Cynthia L. Flowers, M.B.A.
Ms. Flowers was appointed to the Board in November 2018. She is the owner of EIR Advisory LLC, a life sciences advisory and strategic investment firm. From February 2014 through November 2017, Ms. Flowers was President and Chief Executive Officer of Ipsen North America, where she led the transformation of the company as it became the highest-growth subsidiary worldwide. Prior to joining Ipsen, she served as President of Eisai Pharmaceuticals, where she oversaw commercial operations, medical affairs and services, manufacturing, alliance management and other functions. She has also held general management roles, both domestically and internationally, at Amgen Inc. and Johnson & Johnson. Ms. Flowers began her career as an oncology/critical care nurse.
Ms. Flowers currently serves on the board of Hikma Pharmaceuticals PLC, a multigenerational generics company and G1 Therapeutics Inc., a biotechnology clinical development company. She has held positions on numerous corporate and non-profit boards, including Nanoform Finland OYi, a nanoparticle manufacturing company, Kadmon Group, Inc., a clinical stage biopharmaceutical company, the Women’s Leadership Advisory Board for the John F. Kennedy School of Government at Harvard University and the board of directors for the Sarah Cannon Oncology Research Institute. She currently serves as a Wharton Business School Leadership Advisor. Ms. Flowers holds an M.B.A. from the Wharton School of the University of Pennsylvania and a B.S.N. from the University of Delaware. We believe that Ms. Flowers is qualified to serve on the Board based on her pharmaceutical industry, management and scientific training and experience.

Erkki Ruoslahti, M.D.
Dr. Ruoslahti was appointed to the Board in September 2022, and prior to that he served as a member of the Cend Therapeutics, Inc. (“Cend”) board of directors since 2015 and as its Founder, President and Chief Executive Officer from 2015 to 2020. In 2020, Dr. Ruoslahti became a Consultant for Cend. He has over 30 years of experience in biotech that includes founding Impilo Therapeutics, Inc. where he served as a Director until about September 2020 when it was acquired by Cend. Most significantly, from January 1976 to September 2020 Dr. Ruoslahti has served as Researcher, Scientific Director, President, Chief Executive Officer of Sanford Burnham Prebys Medical Discovery Institute where he took the once fledgling 50-person research organization to a world-renowned research institution. When he stepped down as Chief Executive Officer, the institute had 500 employees and was ranked number one among all research organizations in world in the number of citations its publications received in the cell/molecular biology literature. The core technology from Cend originates from his laboratory. Currently, Dr. Ruoslahti has an informal emeritus relationship with the institute. From 2005 to 2008 he served as a Director for Advances Technologies, Inc, a publicly traded company listed on Nasdaq. From 2000 to 2002, he co-founded was a Director of Targeted Molecules, Inc. and from 1993 to 1996 he served as a Director of Canji and from 1987 to 1995, he co-founded and served as a director of Telios Pharmaceuticals, Inc. a publicly traded company on Nasdaq. Mr. Ruoslahti received his M.D., and Ph.D. from the University of Helsinki, Helsinki Finland. From 1968 to 1970 he was a Postdoctoral fellow at CalTech. Dr. Ruoslahti is a member of the U.S. National Academy of Sciences. We believe that Dr. Ruoslahti is qualified to serve on the Board based on his extensive experience in biotech.

Biographical Information - Directors Continuing in Office
Mohammad Azab, M.D., M.B.A.
Mohammad Azab, M.D., MSc, MBA was appointed to the Board in September 2022. Dr. Azab is a leader in clinical and regulatory development of biopharmaceutical drugs with particular expertise in oncology drug development. In July 2009, Dr. Azab joined Astex Pharmaceuticals, Inc. (“Astex”), a pharmaceutical company focused on the discovery and development of drugs in oncology and other areas, as its Chief Medical Officer. Dr. Azab served as President and Chief Medical Officer of Astex from January 2014 to November 2020, and has served as the chair of its board of directors from November 2020 to May 1, 2022. Since January 2021, Dr. Azab has served on the board of directors of DURECT Corporation (Nasdaq: DRRX), a biopharmaceutical company committed to transforming the treatment of acute organ injury and chronic liver diseases. Dr. Azab also served on the board of directors of SERNOVA Corporation (TSE: SVA), a biopharmaceutical company developing cell therapeutics to treat chronic diseases including insulin-dependent diabetes since June 2021. Additionally, Dr. Azab has served on the board of directors of Xenon Pharmaceuticals Inc. (Nasdaq: XENE), a biopharmaceutical company delivering innovative medicines to patients with neurological disorders, since January 2003. Previously, Dr. Azab served as President and Chief Executive Officer of Intradigm Corporation, a developer of siRNA cancer therapeutics. Prior to this, Dr. Azab served as Executive Vice President of Research and Development and Chief Medical Officer of QLT Inc. and in several leadership positions at AstraZeneca plc in the United Kingdom and Sanofi in France. Dr. Azab holds an MBA from the Richard Ivey School of Business, University of Western Ontario, and an MB ChB from Cairo University. He received post-graduate training and degrees in oncology research from the University of Paris-Sud and in biostatistics from the University of Pierre et Marie Curie in Paris, France. We believe that Dr. Azab is qualified to serve on the Board based on his substantial expertise in oncology drug development.
Gregory B. Brown, M.D.
Gregory B. Brown, M.D. was appointed to the Board in October 2016 and was elected Chairman by our Board on February 16, 2017. Dr. Brown is currently Chief Executive Officer of Memgen, Inc., a development-stage biotechnology company. In 2007, Dr. Brown co-founded HealthCare Royalty Partners (“HCR Partners”), a healthcare-focused private asset management firm investing in biopharmaceutical and medical products, and developing and deploying innovative risk-mitigated investment strategies to deliver non-correlated cash flow. Dr. Brown served as Vice Chairman of HCR Partners until December 2022 and remains a member of the firm’s SAB. Dr. Brown was educated as a transplantation immunologist and trained as a thoracic and vascular surgeon. He practiced thoracic and vascular surgery in a community setting where he also founded and led a health maintenance organization. He brings particular expertise in the scientific, technical, clinical and medical evaluation of products as well as in healthcare systems and payor/reimbursement dynamics. He has been involved in sourcing, performing due diligence on and closing more than $1 billion of royalty financings.
Before co-founding HCR Partners, Dr. Brown was a partner at Paul Capital Partners where he co-managed that firm’s royalty investments as a member of the royalty management committee. Prior to beginning his principal investment career in 2003, Dr. Brown was co-head of investment banking and head of healthcare at Adams, Harkness & Hill (now Canaccord Genuity) and a ranked biotechnology research analyst at Vector Securities International. Dr. Brown holds a B.A. from Yale, an M.D. from SUNY Upstate Medical Center and an M.B.A. from Harvard Business School. He currently serves on the boards of FAST Biomedical since January 2020, Memgen, Inc. since October 2018, and Aquestive Therapeutics, Inc. since 2017. He previously served on the boards of Cambrex Corporation, Faron Pharmaceuticals, Oy, Invuity, Inc. and Vanderbilt Clinical, S.a.r.l. We believe that Dr. Brown is qualified to serve on the Board based on his medical, financial and management experience.
Heidi Henson
Ms. Henson was appointed to our Board in September 2022 and before that served as a member of the Cend board of directors since 2019. Since 2021, she has served as the Chief Financial Officers of Pardes Biosciences, Inc., a publicly traded company listed on Nasdaq under the symbol “PRDS”, where she is responsible for building out the company’s infrastructure and implementing processes and procedures relating to being a public company. She also concurrently serves on the board of directors of PepGen, Inc. (Nasdaq: PEPG). From 2012-2012 she served on the board as Chief Financial Officer of the San Diego Children’s Choir, and from 2010 to 2013 she served as the board as Treasurer of the San Diego Children’s Choir Parent Association. From 2020 to 2021 she was a consultant for Pardes. From 2019-2020 Ms. Henson served as the Chief Financial Officer of Imbria Pharmaceuticals, Inc. and from 2018 to 2019 she was the Chief Financial Officer and Chief Compliance Officers of Respivant Sciences, Inc. where she was responsible for the implementation and monitoring of the compliance program. From 2014 to 2018, she served as the Chief Financial Officers of Kura Oncology, Inc, a publicly traded company listed on Nasdaq under the symbol “KURA”, where she led the private placement, reverse merger, and up-listing of the company to Nasdaq. From 2012 to 2018, she was the Chief Financial Officer for Wellspring Biosciences, LLC and its parent company Araxes Pharma, LLC. From 2007 to 2012, Ms. Henson was the Vice President of Finance for Intellikine, Inc. From 2005 to 2011, she worked as a consultant for various pharmaceutical industry clients, and she would assist with SEC reporting, implementation of financial processes and controls and implementation of SOX 404 compliance plans and documentation. From 2004 to 2005, she was the Controller for La Jolla Pharmaceutical Company, listed on Nasdaq under “LJPC”. Prior to 2005 she was a Director, Finance at Anadys Pharmaceutical, Inc. (Nasdaq: ANDS), held several positions at Fair Isaac & Co, Inc (Nasdaq: FICO), and was a financial analyst at Alaris Medical Systems, Inc. and senior auditor from PricewaterhouseCoopers, LLP. Ms. Henson received her Bachelors of Accountancy from the University of San Diego and is a member of the Association of Bioscience Financial Officers.We believe that Ms. Henson is qualified to serve on the Board based on her extensive finance and public company experience.
Steven M. Klosk, J.D.
Steven M. Klosk joined the Company's Board in 2014. He is a senior executive with extensive management experience in the life sciences industry. He served as a Director at Cambrex Corporation (NYSE:CBM) from May 2008 through December 2019, until it was acquired by Permira and then as Director from December 2019 until June 2020. Cambrex is one of the leading providers of active pharmaceutical ingredients, advanced intermediates and finished dosage form products to the branded and generic pharmaceutical markets, where he served as President and Chief Executive Officer from May 2008 through June 2020. In that role he was responsible for all aspects of Cambrex’s global business with manufacturing and R&D facilities in the United States, Sweden, Italy, Estonia and Germany. In addition, he has served on the board of directors of Recipharm, a leading pharmaceutical contract development & manufacturing organization since March 2021 and Golden Arrow Merger Corp. since March 2021. In addition, since 2021 he has served on the board of directors of Formulated Solutions, a topicalsCDMO where he is the chairman of the board; BioIVT, a leading supplier of biologics specimens for biotech research; BIOVECTRA, a leading small molecule and biologics CDMO; and NJ Bio, a leading antibody drug conjugate contract research organization.
Mr. Klosk held other executive positions at Cambrex Corporation, including President, Executive Vice President & COO as well as President, Pharma Business Unit (2007-2008) where he had full P&L and balance sheet responsibility for four operating units in North America and Europe. Prior to this he was Executive Vice President & COO Cambrex Pharma & Biopharmaceuticals Business Unit (2003-2007) where he was responsible for managing a highly profitable global business with six operating units in North America and Europe. Earlier in his career Mr. Klosk served as Vice President, Administration for The Genlyte Group, Inc., a publicly traded producer of lighting fixtures. Mr. Klosk earned a B.S. from Cornell University and a J.D. from New York Law School. We believe that Mr. Klosk is qualified to serve on the Board based on his diversified management experience, particularly in the biopharmaceutical field.
David J. Mazzo, Ph.D.
David J. Mazzo, Ph.D. presently serves as the Company's Chief Executive Officer. He served as President and Chief Executive Officer from March 28, 2017 through September 15, 2022. Dr. Mazzo was previously appointed as our Chief Executive Officer and as a member of our board of directors on January 5, 2015. Dr. Mazzo brings to Lisata over 38 years of experience in the pharmaceutical industry. Prior to joining Lisata, Dr. Mazzo served from August 2008 to October 2014 as Chief Executive Officer and as a member of the board of directors of Regado Biosciences, Inc. (Nasdaq: RGDO), a biopharmaceutical company focused on the development of novel antithrombotic drug systems for acute and sub-acute cardiovascular indications. Prior to leading Regado, from March 2007 to April 2008, Dr. Mazzo was President, Chief Executive Officer and a director of Æterna Zentaris, Inc. (Nasdaq: AEZS), a publicly held international biopharmaceutical company. From 2003 until 2007 Dr. Mazzo served as President, Chief Executive Officer and director of Chugai Pharma USA, LLC, a biopharmaceutical company and U.S. subsidiary of Chugai Pharmaceutical Co., Ltd. of Japan and a member of the Roche Group. Dr. Mazzo has also held senior management and executive positions in research and development and was a director of the Essex Chimie European subsidiary at Schering-Plough Corporation, a publicly held pharmaceutical company that was subsequently acquired by Merck & Co., Inc.; Hoechst Marion Roussel, Inc., the U.S. subsidiary of Hoechst AG, that was subsequently acquired by Sanofi, a multinational pharmaceuticals company; and Rhone-Poulenc Rorer, Inc., a subsidiary of Rhone-Poulenc SA, a French pharmaceuticals company, that was subsequently acquired by Hoechst AG. He previously served on the board of directors of publicly held EyePoint Pharmaceuticals, Inc. (formerly known as pSivida Corp.), a biopharmaceutical company, from October 2005 to June 2020, Seneca Biopharmaceuticals, Inc. (Nasdaq: SNCA), a therapeutics development company focused on CNS applications that merged with Palisade BIO, from April 2019 to April 2021, and Avanir Pharmaceuticals, Inc., from October 2005 through January 2015, a pharmaceutical company that was sold to Otsuka Holdings in 2015. He currently serves on the board of directors of VTI, Inc. (ASX: VTI), a developer and seller of therapeutic contact lenses, where he has served as Chairman of the board since February 2020 and Feldan Therapeutics, a private company developing technology for the intracellular delivery of therapeutic agents, where he has served on the board since January 2021.

Dr. Mazzo earned a B.A. in the Honors Program (Interdisciplinary Humanities) and a B.S. in Chemistry from Villanova University. In addition, Dr. Mazzo received his M.S. in chemistry and his Ph.D. degree in Analytical Chemistry from the University of Massachusetts, Amherst. He was also a research fellow at the Ecole Polytechnique Federale de Lausanne, Switzerland. . Based on Dr. Mazzo’s experience within the pharmaceutical industry and his executive experience, specifically his experience as Chief Executive Officer at other companies in the biopharmaceutical industry, as well as his service on other boards of directors in the healthcare industry in addition to his scientific training and experience, we believe that Dr. Mazzo is qualified to serve on the Board.
Recommendation of the Lisata Board
THE LISATA BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF THE NOMINEES FOR CLASS I DIRECTORSHIP, AS IDENTIFIED ABOVE.
Nominees and Continuing Directors; Voting
General. The Lisata Board currently consists of seven directors divided into three classes as follows:
•Class I directors (Cynthia L. Flowers, M.B.A. and Erkki Ruoslahti, M.D., Ph.D.) having a term expiring at our 2023 Annual Meeting of Stockholders;
•Class II directors (Gregory B. Brown, M.D., Heidi Henson and David J. Mazzo, Ph.D.) having a term expiring at our 2024 Annual Meeting of Stockholders; and
•Class III directors (Mohammad Azab, M.D., M.B.A. and Steven M. Klosk, J.D.) having a term expiring at our 2025 Annual Meeting of Stockholders.
Accordingly, only the terms of the Class I directors are scheduled to expire at the Annual Meeting. Class II and Class III directors are not up for election at the Annual Meeting.
Nominees for Class I Directorship. In accordance with our classified Board, the terms of Class I directors (Cynthia L. Flowers, M.B.A. and Erkki Ruoslahti, M.D., Ph.D.) expire at the Annual Meeting, with Class II and Class III directors continuing in office for terms expiring in 2024 and 2025, respectively. Based on the recommendation of our Nominating and Governance Committee, the Lisata Board has nominated Cynthia L. Flowers, M.B.A. and Erkki Ruoslahti, M.D., Ph.D. for re-election as our Class I directors at the Annual Meeting, to hold office until our annual meeting of stockholders held in the third year following such election (that is, our annual meeting of stockholders to be held in 2026) and until a successor is duly elected and qualified or the Board is reduced, accordingly.
Proxy Voting for Directors. Shares represented by proxies that are submitted or returned properly signed will be voted for the Lisata Board’s nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for the nominee listed. Should a nominee become unable to serve as a director (which is not anticipated at this time), the proxy will be voted for the election of a substitute nominee who shall be designated by the Lisata Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Vote Required. Directors will be elected by a plurality of the votes of the shares present, at the virtual meeting or by proxy, at the Annual Meeting, entitled to vote at the Annual Meeting and voting on the election of directors. Cumulative voting is not permitted in connection with the election of Lisata's directors.

Executive Officers
The following table sets forth certain information about the executive officers of Lisata. There are no family relationships among any of our directors and executive officers. For biographical information regarding our executive officers, see the discussion under “Biographical Information - Executive Officers,” below.

Name	Age	Position
David J. Mazzo, Ph.D.	66	Chief Executive Officer
Kristen K. Buck, M.D.	49	Executive Vice President of Research & Development and Chief Medical Officer

Biographical Information - Executive Officers
David J. Mazzo, Ph.D.
See the discussion under “Biographical Information - Directors Continuing in Office” above.
Kristen K. Buck, M.D.
Dr. Kristen K. Buck joined Lisata in September 2021 as Executive Vice President of R&D and Chief Medical Officer (“CMO”) of the Company. Prior to joining Lisata, Dr. Buck worked at ICON plc from March 2020 to July 2021, where she served as its CMO and represented the company’s position on key scientific, ethical, and medical governance matters, provided guidance and oversight to the medical and scientific groups, and led the Drug Development Services group. Prior to that, Dr. Buck was Senior Vice President & Chief of Clinical Development at Optum Insights (part of the United Healthcare Group) from August 2018 to March 2020, where she led the clinical operations and regulatory groups within the Digital Research Network (DRN) clinical trial business. From January 2014 to July 2018, Dr. Buck held a position at Quintiles/IQVIA as Vice President of Global Strategic Drug Development designing clinical development plans and protocols across all therapeutic areas for emerging biotech and large pharma.
Earlier in her career, Dr. Buck worked as a primary care physician and then later served as a medical officer in the FDA’s Office of New Drugs Division of Gastrointestinal and Hematology Drug Products where she was responsible for reviewing efficacy and safety data for new drug indications, as well as post-marketing safety data for over 40 drugs. Dr. Buck worked at AstraZeneca where she served as a Global Safety Physician and Global Study Physician. Her experience ranges over multiple therapeutic indications including cardiovascular/metabolic, rare diseases, gastrointestinal, neuroscience, oncology, immunology, and women’s health.
Dr. Buck is a board certified and licensed physician who received her medical degree from the Pennsylvania State University School of Medicine and completed her internship and residency in Internal Medicine at Abington Memorial Hospital before working in a private practice as a primary care physician.
Governance of Lisata Therapeutics, Inc.
Director Independence
The current Lisata Board members consist of Dr. Brown, Dr. Azab, Ms. Flowers, Ms. Henson, Mr. Klosk, Dr. Mazzo and Dr. Ruoslahti. The Lisata Board has reviewed the materiality of any relationship that each of our directors has with Lisata, either directly or indirectly. Based upon this review, the Lisata Board has determined that Dr. Brown, Dr. Azab, Ms. Flowers, Ms. Henson, Mr. Klosk and Dr. Ruoslahti are “independent directors” applying the definition of independence under the listing standards of Nasdaq.
Board Leadership Structure and Role in Risk Oversight
Dr. Brown serves as the Chairman of the Board. When present, our Chairman presides over all Lisata Board meetings. Dr. Brown coordinates with our Chief Executive Officer to set the agenda for Lisata Board meetings, chairs executive sessions of the independent directors, and performs any other duties assigned from time to time by the Lisata Board. We believe that the separation of the Chairman and Chief Executive Officer roles at Lisata enhances good corporate governance principles through reduction of conflicts of interest and greater board independence.
The Lisata Board oversees our risk management. This oversight is administered primarily through the following:

•The Lisata Board’s review and approval of our business plans and budget (prepared and presented to the Lisata Board by the Chief Executive Officer and other management), including the projected opportunities and challenges facing our business;
•At least quarterly review of our business developments, business plan implementation and financial results;
•Our Audit Committee’s oversight of our internal control over cybersecurity and financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of our internal controls and financial reporting; and
•Our Compensation Committee’s review and approval of our executive officer compensation and its relationship to our business plans.
Policy Prohibiting Hedging
Our Insider Trading Policy provides that no employee, officer or director may acquire, sell or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale (including a short sale “against the box”), or engage in hedging transactions (including “cashless collars”).
Committees
The Lisata Board has established (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Governance Committee. Each of these Committees has only independent directors as members. In addition, the Lisata Board has established a Science and Technology Committee for which it has not imposed any membership rules regarding director independence, and which committee assists with reviewing development and regulatory strategy, R&D staffing and budgets, and recommendations regarding business development opportunities.
Audit Committee
The Audit Committee consists of three directors: Ms. Henson (Chair), Ms. Flowers and Mr. Klosk. Each member of the committee is independent applying the definition of independence under the listing standards of Nasdaq and SEC regulations. The Audit Committee met five times during the year. Ms. Henson, Ms. Flowers and Mr. Klosk each qualify as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
Pursuant to the terms of the Audit Committee charter, the Audit Committee is required to consist of at least three “independent” directors and shall serve at the pleasure of the Lisata Board. An “independent” director is defined as an individual who (a) is not our officer or salaried employee or an affiliate, (b) does not have any relationship that, in the opinion of the Lisata Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the SEC and Nasdaq or such other securities exchange or market on which our securities are traded and (d) except as permitted by the SEC and Nasdaq or such other securities exchange or market on which our securities are traded, does not accept any consulting, advisory or other compensatory fee from us. The Audit Committee’s charter requires the committee to oversee our accounting and financial reporting process, our system of internal controls regarding cybersecurity, finance, accounting, legal compliance and ethics, and the audits of our financial statements. A current copy of such charter is available to stockholders on our website, www.lisata.com. The primary duties of the Audit Committee consist of, among other things:
•serving as an independent and objective party to monitor our financial reporting process, internal control system, cybersecurity policy and disclosure control system;
•reviewing and appraising the audit efforts of our independent accountants;
•assuming direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues;
•providing an open avenue of communication among the independent accountants, financial and senior management and the Lisata Board; and
•reviewing and approving all related party transactions.
Statement of Audit Committee
The Audit Committee of the Lisata Board offers this statement regarding Lisata's audited consolidated financial statements contained in our 2022 Form 10-K, which was filed on March 30, 2023 and regarding certain matters with respect to Grant

Thornton LLP, Lisata's independent registered public accounting firm for the fiscal year ended December 31, 2022. This statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC by Lisata, except to the extent that Lisata specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the SEC.
The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2022 with management. The Audit Committee has discussed with Lisata's independent registered public accounting firm the matters required to be discussed under the provisions of the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from Lisata's independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence with respect to Lisata Board. Based on the review and discussions referred to above, the Audit Committee recommended to Lisata's Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for fiscal 2022 for filing with the SEC.

                            Members of the Lisata Therapeutics, Inc. Audit Committee

                            Heidi Henson
Cynthia L. Flowers
                            Steven M. Klosk

Compensation Committee
Our Compensation Committee consists of three directors: Mr. Klosk (Chair), Dr. Brown and Ms. Henson. Each such member of the Compensation Committee is independent applying the definition of independence under the listing standards of Nasdaq. The Compensation Committee met five times during the year.
Each member of our Compensation Committee must (i) be one of our independent directors satisfying the independence requirements of Nasdaq and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as permitted by Nasdaq, members of the Compensation Committee must not accept any consulting, advisory or the other compensatory fee from us or any of our subsidiaries. In determining whether a director is eligible to serve on the Compensation Committee, the Lisata Board must consider whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries to determine whether such affiliation would impair the director’s judgment as a member of the Compensation Committee.
The Compensation Committee oversees the determination of all matters relating to employee compensation and benefits and specifically determines and approves salaries, bonuses and equity-based compensation for our executive officers.
We have adopted a Compensation Committee charter which outlines the Compensation Committee’s primary duties which are to:
•evaluate the performance of the Chief Executive Officer considering, inter alia, achievement of committee-approved goals and objectives and determine and approve the Chief Executive Officer’s compensation based on this evaluation and such other factors as the Compensation Committee shall deem appropriate;
•determine and approve all executive officer compensation;
•approve the aggregate amounts and methodology for determination of all salary, bonus, and long-term incentive awards for all employees other than executive officers;
•review and recommend equity-based compensation plans to the full Board and approve all grants and awards thereunder;
•review and approve changes to our equity-based compensation plans other than those changes that require stockholder approval under the plans, the requirements of Nasdaq or any exchange on which our securities may be listed and/or any applicable law;
•review and recommend to the full Board changes to our equity-based compensation plans that require stockholder approval under the plans, the requirements of Nasdaq or any exchange on which our securities may be listed and/or any applicable law;
•review and approve changes in our retirement, health, welfare and other benefit programs that result in a material change in costs or the benefit levels provided;
•administer our equity-based compensation plans; and
•approve, as required by applicable law, the annual Compensation Committee report on executive compensation for inclusion in our proxy statement.
The Compensation Committee has the authority, in its sole discretion, to retain or obtain advice from compensation consultants, independent legal counsel and other advisers, and is directly responsible for the retention, termination, compensation and oversight of the work of any such consultant, counsel or other adviser. In selecting a consultant, counsel or other adviser, the Compensation Committee must, as required by Nasdaq rules, take into consideration all factors relevant to such person’s independence from management, including all factors that Nasdaq identifies in its listing standards.
Since March 2015, the Compensation Committee has engaged the services of Radford/AON (“Radford”), a national executive compensation consulting firm with expertise in the life science industry to review and provide recommendations concerning all of the components of Lisata's executive and director compensation program. Radford performs services solely on behalf of the Compensation Committee and has no relationship with the Company or management except as may relate to performing such services. Radford assisted the Compensation Committee in defining the appropriate market of the Company’s peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group for 2022 and in years past compensation actions. Radford also assisted the Compensation Committee in benchmarking our director compensation program and practices against those of our peers. The Compensation Committee has assessed the independence of Radford pursuant to SEC rules and the corporate governance rules of Nasdaq and concluded that no conflict of interest exists that would prevent Radford from independently representing the Compensation Committee.
A current copy of the Compensation Committee charter is available to stockholders on our website, www.lisata.com. The Compensation Committee may form and delegate its authority to subcommittees as appropriate. Additionally, the Chief Executive Officer may make recommendations to the Compensation Committee relating to executive and director compensation, but consistent with Nasdaq rules, he may not be present during deliberations or voting regarding his own compensation.
Nominating and Governance Committee
Our Nominating and Governance Committee consists of four directors: Dr. Gregory Brown (Chair), Dr. Azab, Ms. Flowers and Dr. Ruoslahti. The Nominating and Governance Committee is empowered by the Lisata Board to recommend to the Lisata Board qualified individuals to serve on the Lisata Board and to identify the manner in which the Nominating and Governance Committee evaluates nominees recommended for the Lisata Board. All members of the Nominating and Governance Committee have been determined to be “independent directors” pursuant to the definition contained in the rules of Nasdaq and SEC regulations. The Nominating and Governance Committee met four times during the year.
The Lisata Board has adopted a Nominating and Governance Committee charter to govern the Nominating and Governance Committee, a current copy of which is available to stockholders on our website, www.lisata.com.
Additional Board Committee:
The Lisata Board also maintains the following additional committee:
Science and Technology Committee: The Science and Technology Committee consists of Drs. Ruoslahti (Chairman), Brown, Azab, Mazzo, Mr. Klosk and Ms. Henson. This committee is authorized to review the science, clinical and regulatory strategy underlying Lisata's research and development programs, as well as associated staffing and budgets. It also reviews the interactions of the research and development organization with health care providers and regulatory bodies. The Science and Technology Committee met five times during the year.
Qualifications for Board Membership
The Nominating and Governance Committee Charter mandates that the Committee consider and recruit qualified candidates in consultation with the Company's Chief Executive Officer and affords the Committee the flexibility to determine the desired qualifications, expertise and characteristics most suited to the needs of the Lisata Board at any given time.
Diversity Considerations in Director Nominations
We do not have a formal diversity policy. We believe the Lisata Board represents a collection of individuals with a variety of complementary skills which, as a group, constitute the appropriate skills and experience to oversee Lisata's business. Our directors come from diverse backgrounds, including medicine, private equity, and management of pharmaceutical and healthcare-related companies. In accordance with the mission set out in its charter, our Nominating and Governance Committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experiences can enhance the effectiveness of the Lisata Board. As part of its evaluation of each candidate, our Nominating and Governance Committee takes into account how that candidate’s background, experience, qualifications, attributes and skills may complement, supplement or duplicate those of other directors or prospective candidates.
The Board Diversity Matrix, below, provides the diversity statistics for the Board.

Board Diversity Matrix for Lisata As of April 24, 2023
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian

Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Nominating and Governance Committee Procedures
The Lisata Board generally believes that we are well-served by our current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Lisata Board will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election or is not re-nominated if a vacancy on the Lisata Board occurs between annual stockholder meetings or if the Lisata Board believes it is in our best interests to expand its size, the Lisata Board may seek out potential candidates for Lisata Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Nominees for director must be discussed by the full Board and approved for nomination by the affirmative vote of a majority of the Lisata Board, including the affirmative vote of a majority of the independent directors.
The Nominating and Governance Committee assists the Lisata Board by identifying qualified candidates for director and recommends to the Lisata Board the director nominees for the annual meeting of stockholders. The Lisata Board will conduct a process of making a preliminary assessment of each proposed nominee based upon the nominee’s resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. Based on information learned during this process, the Lisata Board will determine which nominee(s) to include in the slate of candidates that the Lisata Board recommends for election at each annual meeting of our stockholders.
Procedures for Considering Nominations Made by Stockholders
The procedures for stockholders submitting nominating recommendations described in our By-laws detail the procedures for nominations to be submitted by stockholders, other than candidates who have previously served on the Lisata Board or who are recommended by the Lisata Board. Our By-laws state that: "For any nomination or other business proposal to be properly brought before an Annual Meeting by a stockholder pursuant to clause (iii) of Article I, Section 1.10(A)(1) of these By-laws, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Assistant Corporate Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by these By-laws and, (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or other business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by these By-laws.  To be timely, a stockholder’s written notice shall be received by the Assistant Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the one hundred and twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the one-year anniversary of the preceding year’s Annual Meeting date; provided that, in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after the one-year anniversary of the preceding year’s Annual Meeting date, or if no Annual Meeting was held in the preceding year, notice by the stockholder to be timely must be received by the Assistant Corporate Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”)."
There will be no differences in the manner in which the Lisata Board evaluates nominees recommended by stockholders and nominees recommended by the Lisata Board or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Lisata Board.
Stockholder Communications
The Lisata Board has established a procedure that enables stockholders to communicate in writing with members of the Lisata Board. Any such communication should be addressed to our Assistant Corporate Secretary and should be sent to such individual c/o Lisata Therapeutics, Inc., 110 Allen Road, 2nd Floor, Basking Ridge, NJ 07920. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Lisata Board, upon our Assistant Corporate Secretary’s receipt of such a communication, a copy of such communication will be sent to each member of the Lisata Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Lisata Board held more than two days after such communication has been distributed, the Lisata Board will consider the substance of any such communication.
Board and Committee Meeting Attendance
During the year ended December 31, 2022, the Lisata Board held six meetings, the Audit Committee held five meetings, the Compensation Committee held five meetings, the Nominating and Governance Committee held four meetings and the Science and Technology Committee held five meetings. The Lisata Board took additional actions by written consent. Each director attended (or participated by telephone) in 100% of the total number of meetings of the Lisata Board and committees on which he or she served, with the exception of one Audit Committee meeting and one Science and Technology Committee meeting for which one member was absent. In addition, for two Nominating and Governance Committee meetings there was one member was absent.
Director Attendance at Annual Stockholder Meetings
We do not have a formal policy regarding attendance by directors at our annual meetings of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. We have converted to a virtual meeting format for our annual meeting, which we have found it to be beneficial in that it allows more stockholders the possibility of participating and, thus, allowing us to reach a greater number of our stockholders. All then-current Board members attended the Company's virtual annual meeting in 2022.

Code of Ethics
We have adopted a code of ethics that applies to our directors, officers and employees, except to our Chief Executive Officer, principal financial officer, and any principal accounting officer, controller, or persons performing similar functions, who are subject to a separate code of ethics. Both codes of ethics are available on our website, www.lisata.com.

PROPOSAL NO. 2: THE AMENDMENT TO THE 2018 EQUITY INCENTIVE COMPENSATION PLAN
THE LISATA BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT TO THE 2018 EQUITY INCENTIVE COMPENSATION PLAN.
Background of the Proposal
The Lisata Board has unanimously approved an amendment (subject to stockholder approval at the Annual Meeting) of the Lisata Therapeutics, Inc. 2018 Equity Incentive Compensation Plan (the “Plan”) that increases the number of shares that may be issued under the Plan.
At the Annual Meeting you are being asked to approve the amendment to the Plan that increases the number of shares that may be issued under the Plan by 400,000 shares from 900,000 shares to 1,300,000 shares.
The following is a summary of the Plan, as amended. This summary is qualified in its entirety by reference to the full text of the Plan, as amended, which is attached to Appendix A to this proxy statement and is incorporated herein by reference.
The Plan was approved by the Lisata Board and our stockholders in 2018. By its terms, the Plan may be amended by the Lisata Board, provided that any amendment that the Lisata Board determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of Nasdaq. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
As of April 17, 2023, a total of 155,162 shares of our common stock remain available for issuance under the Plan; options to purchase a total of 252,669 shares of common stock are outstanding; and restricted stock units for the issuance of a maximum of 236,403 shares of our common stock are outstanding. As of April 17, 2023, a total of 275,589 shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the Plan.
Reasons for Amendment of the Plan
In concert with Radford, the independent consultant to the Company, the Lisata Board and our management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan is intended to maintain and enhance the key policies and practices adopted by our management and the Lisata Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. The Lisata Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the Plan (155,162 shares as of April 17, 2023) is not sufficient for future granting needs.
The following is a brief summary of the Plan, as amended. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A hereto.
Summary of Material Features of the Plan
Plan Administration. In accordance with the terms of the Plan, the Plan shall be administered by a committee appointed by the Lisata Board, which committee shall consist of not less than two members of the Lisata Board and shall be comprised solely of members of the Lisata Board who qualify as non-employee directors. The Lisata Board shall have the power to add or remove members of the committee. The Plan administrator has the authority, in its discretion, to determine, among other matters, (i) the fair market value of shares in connection with awards, (ii) the recipients to whom awards may be granted, (iii) the number of shares of the Company’s common stock to be covered by each award granted under the Plan, (iv) the forms of agreements for use under the Plan and (v) all other terms and conditions of awards in accordance with the Plan.
Eligibility. The Plan allows us, under the direction of the Plan administrator, to make grants of stock options, restricted stock, restricted stock units, deferred share units, unrestricted shares and stock appreciation rights to the Company’s employees, consultants and directors. As of April 17, 2023, there were approximately 27 individuals eligible to participate in the Plan.
Corporate Governance Aspects of the Plan. The Plan includes several provisions that we believe promote best practices by reinforcing alignment with stockholders’ interests. These provisions include, but are not limited to, the following:
•No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

•No Repricing without Stockholder Approval: Other than in connection with certain changes in the Company’s capitalization or changes in control, without the prior approval of stockholders, (i) the exercise price of stock options and stock appreciation rights may not be reduced, (ii) no option or stock appreciation right may be cancelled in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original option or stock appreciation right and (iii) the Company may not repurchase an option or stock appreciation right for value if the fair market value of the shares underlying such option or stock appreciation right is lower than its exercise price per share.
•No Dividends: Dividends on stock awards may accrue but are not payable until such time as any applicable vesting period or achievement of performance conditions has been met.
•No Transferability: Equity awards other than unrestricted shares generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Plan administrator.
•Limits on Director Grants: The number of shares that may be granted to any non-employee director in any calendar year is limited to an aggregate grant date fair value of $60,000, except for grants made pursuant to an election by a non-employee director to receive a grant of equity in lieu of cash for any cash fees to be received for service on the Lisata Board or any committee thereof or in connection with a non-employee director initially joining the Lisata Board.
Shares Available for Issuance. The Plan provides for the issuance of up to 900,000 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our Amended and Restated 2009 Equity Compensation Plan (the “2009 Plan”) and/or 2015 Equity Compensation Plan (the “2015 Plan”) are cancelled, expire or net share settled. As of April 17, 2023, 155,162 shares were available for future awards under the Plan. If our stockholders approve this proposal, an additional 400,000 shares would be available for future awards under the Plan. Generally, shares of common stock reserved for awards under the Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards.
Stock Options. Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-statutory stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-statutory options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable, to the extent vested at the time of termination of service, for 90 days after termination of service for any reason other than death or total and permanent disability, and for one year after termination of service on account of death or total and permanent disability, but will not be exercisable if the termination of service was due to cause.
Stock Awards. Stock awards under the Plan may be granted to any participant under the Plan, pursuant to the terms of a stock award agreement evidencing such grant. The Plan administrator shall establish a vesting period and may prescribe certain additional restrictions, including the satisfaction of corporate or individual performance objectives, on such stock awards. Generally, holders of stock award shares shall have the right to vote such shares, and cash dividends may accrue on stock awards, though they may be paid only to the extent that the applicable restricted period has lapsed or the corporate or individual performance objectives have been achieved. Unless otherwise provided by the stock award agreement or determined by the Plan administrator in its sole discretion, any unvested stock award shares shall be forfeited if the grantee’s employment or service with the Company terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the award.
Restricted Stock Units. Restricted stock units are awards denominated in units evidencing the right to receive shares, which may vest over such period of time and/or upon satisfaction of such performance criteria or objectives as is determined by the Plan administrator at the time of grant and set forth in a stock award agreement, without payment of any amounts by the grantee except to the extent required by law. Prior to delivery of shares with respect to an award of restricted stock units, the grantee shall have no rights as a shareholder of the Company. Unless otherwise provided by the stock award agreement or determined by the Plan administrator in its sole discretion, restricted stock units shall be forfeited if the grantee’s employment or service with the Company terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the restricted stock units.
Unrestricted Shares. The Plan administrator may cause the Company to grant unrestricted shares at such time or times, in such amounts and for such reasons as the Plan administrator, in its sole discretion, shall determine. No payment shall be required for unrestricted shares.
Stock Appreciation Rights. Stock appreciation rights may be granted by the Plan administrator either alone, in addition to, or in tandem with other awards under the Plan. Each stock appreciation right shall relate to such number of shares as shall be determined by the Plan administrator and shall be exercisable for shares only.
Changes in Capitalization. In connection with any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of our common stock, or any other increase or decrease in the number of issued shares without receipt of consideration by us, subject to any required action by our shareholders, the number of shares covered by each outstanding award, and the number of shares which have been authorized for issuance under the Plan but as to which no awards have yet been granted or which have been returned to the Plan upon cancellation or expiration, as well as the price per share covered by each such outstanding option or stock appreciation right and the share limitations set forth in the Plan, shall be proportionately and equitably adjusted.
Corporate Transactions. In the event of a change in control, and either (i) the failure of the Company’s successor to assume a participant’s awards or (ii) an assumption of such awards followed by a participant’s termination without cause within the one-year period following such change in control, then, except as otherwise provided by the Plan administrator in a participant's award agreement, the participant shall be entitled to the following benefits: (i) all outstanding options and stock appreciation rights granted prior to the change in control shall be fully vested and immediately exercisable in their entirety upon such change in control (or upon later termination of the participant's employment without cause, if applicable), and (ii) all unvested stock awards, performance-based awards, and other awards shall become fully vested.
Amendment and Termination. The Plan may be amended, altered, suspended or terminated by the Lisata Board at any time. No amendment, alteration, suspension or termination of the Plan shall materially impair the rights of any participant unless mutually agreed otherwise between the participant and the Plan administrator, which agreement must be in writing and signed by the participant and the Company.
Duration of Plan. The Plan will expire by its terms on April 23, 2028.
Federal Income Tax Considerations
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.
Incentive Stock Options:     Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Statutory Options:     Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-statutory options will be treated as options that are not incentive stock options.
A non-statutory option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-statutory option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.
An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-statutory option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants:     With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units:     The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Plan Benefits
Since the adoption of the Plan through April 17, 2023, we have granted equity awards under the Plan to the individuals and groups listed below. In all cases, the securities underlying such equity awards were shares of our common stock.

Name and Position	Number of shares subject to equity awards
Named Executive Officers:
David J. Mazzo, Ph.D., Chief Executive Officer*	210,954
David Slack, M.B.A., Former President and Chief Business Officer*	44,642
Kristen K. Buck, M.D. Executive Vice President of Research & Development and Chief Medical Officer*	133,716
All Named Executive Officers as a group	389,312
Directors:
Cynthia L. Flowers, M.B.A.	29,721
Erkki Ruoslahti, M.D., Ph.D.	20,000
Mohammad Azab, M.D., M.B.A.*	39,200
All Current Directors who are not executive officers as a group	169,894
All employees who are not executive officers as a group	205,455
*Dr. Mazzo, Mr. Slack, Dr. Buck and Dr. Azab have each received greater than 5 percent of the total awards granted to date under the Plan.
Other than the annual grant of restricted stock units, or any initial grant of restricted stock units to our non-employee directors, the amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Lisata Board or committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Plan or the amount or types of any such awards.
On April 17, 2023, the closing market price per share of our common stock was $3.16, as reported by Nasdaq.
The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required for the adoption of the amendment to our Plan.
THE LISATA BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT TO THE 2018 EQUITY INCENTIVE COMPENSATION PLAN.

PROPOSAL NO. 3: THE AMENDMENT TO THE 2017 EMPLOYEE STOCK PURCHASE PLAN
THE LISATA BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT TO THE 2017 EMPLOYEE STOCK PURCHASE PLAN.
The Lisata Board has unanimously approved the amendment (subject to stockholder approval at the Annual Meeting) of the Lisata 2017 Employee Stock Purchase Plan (the “2017 ESPP”) to increase the number of shares thereunder.
At the Annual Meeting, you are being asked to approve the amendment to the 2017 ESPP in order to increase the aggregate number of shares available under the 2017 ESPP to 68,333 shares of common stock.
The following is a summary of the 2017 ESPP. This summary is qualified in its entirety by reference to the full text of the 2017 ESPP, as amended which is attached as Appendix B to this proxy statement and is incorporated herein by reference.
Description of 2017 ESPP
Purpose. The purpose of the 2017 ESPP is to provide eligible employees of Lisata and of subsidiaries designated by the Lisata Board with an opportunity to continue to purchase shares of our common stock as they have been doing through accumulated payroll deductions pursuant to the 2012 ESPP. By encouraging stock ownership, Lisata seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of Lisata.
Plan Periods; Investment Limitations. The 2017 ESPP permits eligible employees to continue to purchase our common stock through payroll deductions during twenty consecutive semi-annual offerings, which began on January 1, 2017 (each six-month offering period, an “Offering Period”). Employee purchases are made on a semi-annual basis on the last trading day of each Offering Period (the last trading day of each Offering Period being referred to as an “Exercise Date”). Employees who participate in the 2017 ESPP authorize Lisata to withhold from each paycheck during the relevant Offering Period a specific whole percentage of their “Compensation” (as defined in the 2017 ESPP) subject to the following limitations: (i) no more than 15% of the Compensation that an employee receives on each payday during the Offering Period may be withheld; and (ii) no more than $25,000 may be invested by any participant in any calendar year. To make an election to participate in the 2017 ESPP, an employee completes a “Subscription Agreement” authorizing payroll deductions and files it with Lisata's payroll office prior to the applicable Enrollment Date (as hereinafter defined).
Lisata utilizes participants’ accumulated payroll deductions to purchase full shares of our common stock at the purchase price determined in accordance with the formula described below, subject to certain purchase limitations. No fractional shares can be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share are retained in the participant’s “account” under the 2017 ESPP for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in the 2017 ESPP. Accumulated payroll deductions are commingled with general assets of Lisata and do not accrue interest.
Eligibility. In order to be eligible to participate in the 2017 ESPP for any Offering Period, an individual (i) must have been employed on a full-time basis during the 90 days preceding, and on, the first trading day of the relevant Offering Period (each such day at the commencement of an Offering Period, an “Enrollment Date”) by Lisata or a subsidiary of Lisata that has been authorized to participate in the 2017 ESPP by the Lisata Board, the Compensation Committee of the Lisata Board or such other Committee designated by the Board to administer the 2017 ESPP (the “Committee”) and (ii) must not own five percent or more of Lisata's voting stock. For purposes of the 2017 ESPP, a participant is deemed to be employed on a full-time basis if he or she works more than 20 hours per week.
Purchase Price; Payment. Each participant in the 2017 ESPP is granted an option, effective as of the Enrollment Date of an Offering Period, to purchase on the Exercise Date during such Offering Period up to a number of shares of our common stock determined by dividing such participant’s payroll deductions accumulated as of the Exercise Date by the applicable ESPP Purchase Price (as hereinafter defined). For any Offering Period, shares of our common stock are purchased under the 2017 ESPP on the Exercise Date at a per share purchase price equal to (i) 85% of the closing price of a share of our common stock on the Enrollment Date of such Offering Period or (ii) 85% of the closing price of a share of our common stock on the Exercise Date of such Offering Period, whichever is lower (the “ESPP Purchase Price”); provided, however, that in the event the Lisata Board determines that the ongoing operation of the 2017 ESPP may result in unfavorable financial accounting consequences, the Lisata Board may, in its discretion and, to the extent necessary or desirable, modify or amend the 2017 ESPP to reduce or eliminate such accounting consequence including but not limited to altering the ESPP Purchase Price for any Offering Period including an Offering Period underway at the time of the change in ESPP Purchase Price.
Shares purchased under the 2017 ESPP are credited to and held under a stock purchase account in the participant’s name maintained by a brokerage firm or other third-party designated by the Committee. Subject to such rules and procedures as may be prescribed by the Committee, a participant may withdraw shares in his or her stock purchase account from time to time. Cash dividends, if any, paid with respect to shares of our common stock credited to a participant’s stock purchase account, will be paid directly to the participant once each quarter. A participant may elect to have such cash dividends, if any, reinvested in shares of our common stock. Such shares shall be purchased on the open market by a brokerage firm on the behalf of the participant, subject to applicable Lisata policies. Any shares purchased with dividend proceeds will not count in determining the maximum number of shares available for issuance under the 2017 ESPP, nor will such shares count against the maximum number of shares that may be purchased by a participant on any Exercise Date.
Withdrawals; Increases and Reductions. A participant who has enrolled in the 2017 ESPP for any Offering Period may withdraw from the 2017 ESPP by delivering a withdrawal notice form in the manner prescribed by the Committee. All the participant’s accumulated payroll deductions shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period by such participant. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to Lisata a new Subscription Agreement providing notice of the participant’s desire to recommence participation and authorizing payroll deductions. Upon a participant’s ceasing to be an employee, for any reason, he or she shall be deemed to have elected to withdraw from the 2017 ESPP and the payroll deductions accumulated by such participant during the Offering Period but not yet used to exercise the participant’s option shall be returned to such participant or, in the case of his or her death, to the beneficiary designated by the participant (or if none, to the participant’s estate), and such participant’s option shall be automatically terminated.
A participant may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with Lisata a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five business days after Lisata's receipt of the new Subscription Agreement. A participant’s Subscription Agreement shall remain in effect for successive Offering Periods unless a new Subscription Agreement is filed by the participant prior to the commencement of such Offering Period or the then existing Subscription Agreement is terminated as described in the preceding paragraph.
Shares Covered by the Plan. If the amendment is approved by the stockholders, a total of 44,352 shares of our common stock (subject to adjustment for stock splits, reverse stock splits, stock dividends, combinations or reclassifications of the common stock, or similar occurrences) may be purchased pursuant to the 2017 ESPP.
Certain Corporate Events and Transactions. Unless provided otherwise by the Lisata Board, in the event of the proposed dissolution or liquidation of Lisata, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed dissolution or liquidation and a cash amount shall be paid to each participant that is equal to the amount of his or her accrued but unused payroll deductions. In the event of a proposed sale of all or substantially all of the assets of Lisata, or the merger of Lisata with or into another corporation, each outstanding option under the 2017 ESPP shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Lisata Board may terminate any Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). The New Exercise Date shall be before the date of Lisata's proposed sale or merger. The Lisata Board shall notify each participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period pursuant to the 2017 ESPP.
Administration. The 2017 ESPP is administered by the Compensation Committee. The Committee has full and exclusive discretionary authority to construe, interpret and apply the terms of the 2017 ESPP, to determine eligibility and to adjudicate all disputed claims filed under the 2017 ESPP. Every finding, decision and determination made by the Committee shall, to the fullest extent permitted by law, be final and binding upon all parties.
Amendment or Termination. The Lisata Board may at any time and for any reason terminate or amend the 2017 ESPP. Except as described above under the caption “Certain Corporate Events and Transactions,” no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Lisata Board on any Exercise Date if the Lisata Board determines that the termination of the Offering Period or the 2017 ESPP is in the best interests of Lisata and its stockholders. Except as provided under the caption “Certain Corporate Events and Transactions” and in this paragraph, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Lisata Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in Lisata's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Lisata Board (or its Committee) determines in its sole discretion advisable which are consistent with the 2017 ESPP. In the event the Lisata Board determines that the ongoing operation of the 2017 ESPP may result in unfavorable financial accounting consequences, the Lisata Board may, in its discretion and, to the extent necessary or desirable, modify or amend the 2017 ESPP to reduce or eliminate such accounting consequence including, but not limited to (i) altering the ESPP Purchase Price for any Offering Period including an Offering Period underway at the time of the change in ESPP Purchase Price; (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Lisata Board action; and (iii) allocating shares. Such modifications or amendments shall not require stockholder approval or the consent of any plan participants.
Transferability. Neither payroll deductions accumulated by a participant nor any rights with regard to the exercise of a 2017 ESPP option or the receipt of shares under the 2017 ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or through the designation of a beneficiary as permitted by the 2017 ESPP) by a participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that Lisata may treat such act as an election to withdraw funds from an Offering Period.
No Employment Rights; Data Privacy; Claims. The 2017 ESPP does not create any right to continued employment and shall not be deemed to interfere with Lisata's right to terminate or otherwise modify an employee’s employment at any time. The 2017 ESPP adds provisions that are intended to enable Lisata to better comply with applicable data privacy laws affecting participants, and to be promptly alerted to any claims through imposition of a 45-day period within which they must be brought to Lisata's attention.
Federal Income Tax Consequences. The 2017 ESPP is intended to qualify as an “employee stock purchase plan,” as defined in Section 423 of the Code. Under such a plan, an employee does not realize income at the time of entry into the 2017 ESPP or upon the purchase of shares of our common stock. If no disposition of the common stock is made within two years from the first day of the Offering Period during which the shares were purchased and one year from the date the share is purchased by the employee under the 2017 ESPP, upon subsequent disposition of the stock, the employee will realize ordinary income equal to the lesser of  (a) the excess of the fair market value of the stock at the time of disposition over the purchase price or (b) the excess of the fair market value of the stock at the time the option was granted over the exercise price. Any excess of appreciated value is considered a capital gain. In order to qualify for capital gains tax treatment, the employee must hold the stock to a date that is more than two years from the first day of the Offering Period during which the shares were purchased and one year from the date of purchase. If these holding requirements are met, Lisata is not entitled to any deduction for tax purposes. On the other hand, if the employee does not meet the holding period requirements, the employee realizes at the time of disposition ordinary income to the extent of the difference between the price paid for the shares and the fair market value on the purchase date, irrespective of the price at which the employee disposes of the shares, and an amount equal to such ordinary income is deductible by Lisata in the year of the disposition.
Directors who are not employees will not be eligible to participate in the 2017 ESPP. The benefits that are received under the 2017 ESPP by our current executive officers and by all eligible employees are not currently determinable. Lisata estimates that approximately 27 employees of Lisata and its subsidiaries are eligible to participate upon commencement of the first Offering Period in 2023 of the 2017 ESPP. On April 17, 2023, the closing sale price of a share of our Common Stock on Nasdaq was $3.16.
Required Vote; Recommendation of the Lisata Board
Approval of the amendment to the 2017 Employee Stock Purchase Plan Proposal requires the affirmative vote of a majority of the stock present in person or represented by proxy entitled to vote and voting on the 2017 Employee Stock Purchase Plan Proposal.
THE LISATA BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR 2017 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 4: THE RATIFICATION OF AUDITORS
THE LISATA BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Re-Appointment of Grant Thornton LLP
Grant Thornton LLP currently serves as our independent registered public accounting firm and has audited our financial statements for the year ended December 31, 2022. Grant Thornton LLP was initially appointed as our independent registered public accounting firm in 2011.
Grant Thornton LLP has again been appointed by the Audit Committee of the Lisata Board (the “Audit Committee”) to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2023. The Lisata Board is submitting this appointment to our stockholders for ratification at the Annual Meeting.
Representatives of Grant Thornton LLP at Annual Meeting
Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting to have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.
Accounting Fees and Other Accounting Matters
Grant Thornton LLP was engaged to serve as Lisata's independent registered public accounting firm in 2022 and 2021 and accordingly, audited Lisata's financial statements for the fiscal years ended December 31, 2022 and 2021. The following table sets forth a summary of the fees billed or expected to be billed to us by Grant Thornton LLP for professional services rendered for the fiscal years ended December 31, 2022 and 2021.

Fee Category	Fiscal 2022 Fees	Fiscal 2021 Fees
Audit Fees(1)	$557,680	$420,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total Fees	$557,680	$420,000
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(1)Audit Fees consist of aggregate fees billed or expected to be billed for professional services rendered for the audit of Lisata's annual consolidated financial statements included in Lisata's Annual Reports on Form 10-K and review of the interim consolidated financial statements included in Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and 2021, respectively.
(2)Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Lisata's consolidated financial statements and are not reported under “Audit Fees.”
(3)Tax Fees consist of aggregate fees billed or expected to be billed for professional services rendered for tax compliance, tax advice and tax planning. These fees related to preparation of Lisata's federal and state income tax returns and other tax compliance activities.
(4)All Other Fees consist of aggregate fees billed for products and services provided by Grant Thornton (as applicable), other than those disclosed above.
The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and approves in advance any services to be performed by the independent registered public accounting firm, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm. All of the fees shown above were pre-approved by the Audit Committee.

Required Vote; Recommendation of the Lisata Board
Approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the stock present at the virtual meeting or represented by proxy entitled to vote and voting on the Auditor Ratification Proposal.
THE LISATA BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 5: THE NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION
THE LISATA BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.
Background of the Proposal
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our Chief Executive Officer and our other Named Executive Officers (as defined below) as disclosed in this Proxy Statement in accordance with the SEC rules.
Executive Compensation
We believe that our executive compensation programs, which are reviewed and approved by the Compensation Committee and reviewed by Radford, our compensation consultants, are designed to retain and incentivize the talented executives whose efforts are key to our long-term success. Stockholders are encouraged to review carefully the “Executive Compensation” section of this proxy statement for additional details about Lisata's executive compensation, including information about the fiscal year 2022 compensation of our Named Executive Officers.
We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers as described in this proxy statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation of Lisata's Named Executive Officers, as disclosed in Lisata's Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”
Required Vote; Recommendation of the Lisata Board
Approval of this proposal requires the affirmative vote of a majority of the stock present at the virtual meeting or represented by proxy entitled to vote and voting on the proposal.
The say-on-pay vote is advisory, and therefore not binding on Lisata, the Compensation Committee or the Lisata Board. Nevertheless, the Lisata Board and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and, accordingly, the Lisata Board and Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE LISATA BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The tables below provide information regarding the beneficial ownership of Lisata's common stock as of April 17, 2023 by: (i) each of Lisata's directors; (ii) Lisata's Named Executive Officers; (iii) all of Lisata's current directors and executive officers as a group; and (iv) each beneficial owner of more than five percent of Lisata's common stock.
Beneficial ownership is determined in accordance with SEC rules and regulations, and generally includes voting power or investment power with respect to securities held. Unless otherwise indicated and subject to applicable community property laws, we believe that each of the Lisata stockholders named in the table below has sole voting and investment power with respect to the shares shown as beneficially owned. Securities that may be beneficially acquired within 60 days after April 17, 2023 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person.
The tables below list the number and percentage of shares beneficially owned based on 7,998,342 shares of Lisata common stock outstanding as of April 17, 2023. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Lisata Therapeutics, Inc., 110 Allen Road, 2nd Floor, Basking Ridge, New Jersey 07920.
Directors and Named Executive Officers

Name of Beneficial Owner	Total Shares of Common Stock Beneficially Owned (#)		Percentage
David J. Mazzo, Ph.D., Chief Executive Officer	138,101	(1)	1.7%
David Slack, M.B.A., Former President and Chief Business Officer	207,285	(2)	2.5%
Kristen K. Buck, M.D., Executive Vice President of Research & Development and Chief Medical Officer	89,224	(3)	1.1%
Gregory B. Brown, M.D., Chairman of the Board	10,393	(4)	*
Cynthia L. Flowers, M.B.A., Director	9,721	(5)	*
Steven M. Klosk, J.D., Director	10,580	(6)	*
Erkki Ruoslahti, M.D., Ph.D., Director	1,335,942	(7)	16.4%
Heidi Henson, Director	32,028	(8)	*
Mohammad Azab, M.D., M.B.A., Director	—		*
All directors and executive officers as a group (nine individuals)	1,833,274	(9)	21.6%
____________
* Beneficial ownership is less than 1%
(1)Includes options to purchase up to 41,558 shares of our common stock which are exercisable within 60 days of April 17, 2023.
(2)Includes options to purchase up to 186,643 shares of our common stock which are exercisable within 60 days of April 17, 2023.
(3)Includes options to purchase up to 53,401 shares of our common stock which are exercisable within 60 days of April 17, 2023.
(4)Includes 9,658 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of April 17, 2023 and options to purchase up to 459 shares of our common stock which are exercisable within 60 days of April 17, 2023.
(5)Includes 9,721 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of April 17, 2023.
(6)Includes 9,658 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of April 17, 2023 and options to purchase up to 490 shares of our common stock which are exercisable within 60 days of April 17, 2023.
(7)Includes options to purchase up to 164,798 shares of our common stock which are exercisable within 60 days of April 17, 2023.
(8)Includes options to purchase up to 32,028 shares of our common stock which are exercisable within 60 days of April 17,

2023.
(9)Includes 29,037 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of April 17, 2023 and options to purchase up to 479,377 shares of our common stock which are exercisable within 60 days of April 17, 2023.
Five Percent Holders
Based on our review of reports filed with the SEC, there are not any persons or entities known by us that beneficially own five percent or more of our outstanding common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Audit Committee of the Lisata Board is responsible for reviewing and approving or ratifying all related party transactions. Our Board, acting upon the recommendation of its Audit Committee, has adopted a written policy with regard to related party transactions. The policy provides that related party transactions shall be brought to management’s and the Board’s attention. The procedures specify that at meetings of the Audit Committee, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose, and the respective benefits to the Company and the relevant related party. The policy sets forth certain factors that the Audit Committee is to take into consideration in determining whether to approve a related party transaction, which include:
•whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party;
•the business reasons for the Company to enter into the transaction;
•whether the transaction would impair the independence of an independent director;
•whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related party, the direct or indirect nature of the director’s, executive officer’s or other related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.
The procedures provide that in the event a member of the Audit Committee has an interest in the transaction under discussion, he will abstain from voting on the approval of the transaction, but may, if so requested by the chair of the Audit Committee and permitted under Nasdaq regulations, participate to the extent requested in discussions of the transaction. By “related party transaction,” we mean a transaction requiring disclosure under Item 404(a) of Regulation S-K between the Company or any of its subsidiaries, on the one hand, and an executive officer, director, person known to be a 5% beneficial owner of the Company, or an immediate family member of any of the foregoing, on the other hand.
During the fiscal year ended December 31, 2022, we did not engage in any related party transactions.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in our right, arising out of the person’s services as a director or executive officer.

EXECUTIVE COMPENSATION

Summary Compensation Table
The following table sets forth the total compensation paid or accrued during the last two fiscal years with respect to (i) our Chief Executive Officer, (ii) our two other most highly compensated executive officers, who earned more than $100,000 during the fiscal year ended December 31, 2022, and were serving as executive officers as of such date (collectively, our “Named Executive Officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)		Option Awards (1)		All Other Compensation		Total Compensation
David J. Mazzo, Chief Executive Officer	2022	$650,441	$482,333	$643,046	(2)	$123,864		$30,250	(3)	$1,929,933
	2021	$631,495	$295,942	$313,230	(4)	$64,298		$30,250	(5)	$1,335,216
David Slack, Former President and Chief Business Officer (6)	2022	$134,167	$161,000	$—		$—		$21,010	(7)	$316,176
	2021	$—	$—	$—		$—		$—		$—
Kristen K. Buck, M.D, Executive Vice President of Research & Development and Chief Medical Officer	2022	$553,781	$376,388	$165,560	(8)	$20,122		$8,250	(9)	$1,124,102
	2021	$183,333	$275,000	$400,000	(10)	$1,000,000	(10)	$—		$1,858,333

_________________________________
(1)Amounts shown under “Stock Awards” and “Option Awards” represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, in accordance with SEC rules. See Note 10 to the Notes to the Consolidated Financial Statements in our 2022 Form 10-K, for a discussion of assumptions made in such valuations. All stock awards, option awards and other shares discussed in this table were issued under the 2018 Plan, with a per share price generally equal to the fair market value of a share of our common stock on the date of grant.
(2)Includes the grant of performance stock units with a grant date fair value of $275,200, which is also the maximum potential value at the time of the grant. The performance criteria for half of the performance stock units were met in 2022, and as a result, half of the performance stock units, which were valued at $137,600, were canceled in 2022.
(3)Consisted of (i) a car allowance of $12,000, (ii) $8,250 of Company 401(k) match, and (iii) a life and disability insurance allowance of $10,000.
(4)Includes the grant of performance stock units with a grant date fair value of $124,020, which is also the maximum potential value at the time of the grant. The performance criteria for half of the performance stock units were met in 2021, and as a result, half of the performance stock units, which were valued at $62,010, were canceled in 2021.
(5)Consisted of (i) a car allowance of $12,000, (ii) $8,250 of Company 401(k) match, and (iii) a life and disability insurance allowance of $10,000.
(6)Mr. Slack joined the Company as President and Chief Business Officer in September 2022. Mr. Slack’s employment was terminated and he resigned from all positions with the Company effective May 1, 2023.
(7)Consisted of an accrued paid time off payment related to the Company's merger with Cend of $21,010.
(8)Includes the grant of performance stock units with a grant date fair value of $106,392, which is also the maximum potential value at the time of the grant. The performance criteria for half of the performance stock units were met in 2022, and as a result, half of the performance stock units which were valued at $53,196, were canceled in 2022.
(9)Consisted of $8,250 Company 401(k) match.
(10)Dr. Buck joined the Company in September 2021, and her stock and option awards were part of her recruitment package.

LISATA EMPLOYMENT AGREEMENTS AND EQUITY GRANTS
Employment Agreements and Other Arrangements with Executive Officers
This section contains a description of the employment agreements and certain other arrangements that Lisata has or had during the years ended December 31, 2021 and December 31, 2022 and through March 2023, with the Named Executive Officers listed in the Summary Compensation Table. All descriptions are qualified in their entirety by reference to such agreements. The descriptions to follow provide further information about the compensation that is shown in the Summary Compensation Table for the respective officers. They also give you information about payments that could be received by these officers under certain circumstances at such time as their employment with Lisata ends, for example, certain severance arrangements.
David J. Mazzo, Ph.D. - Chief Executive Officer
In connection with his appointment as the Company's Chief Executive Officer, Dr. Mazzo and the Company entered into an Amended and Restated Employment Agreement dated and effective as of March 19, 2021, (the “Mazzo Agreement”). Under the terms of the Mazzo Agreement, Dr. Mazzo will continue to perform his duties as the Company’s President and Chief Executive Officer at an annual base salary of $678,104. Subject to earlier termination in accordance with the terms of the Mazzo Agreement, the term of Dr. Mazzo’s employment is one year, which is automatically extended for successive one-year periods unless the Company provides Dr. Mazzo with written notice of termination at least 90 days prior to the end of the then-current term. The Agreement also provides Dr. Mazzo with the option to terminate his employment with the Company if: (i) the Company materially breaches its obligations under the Mazzo Agreement, (ii) the Company materially reduces Dr. Mazzo’s position, duties, responsibilities or authority or repeatedly assigns Dr. Mazzo duties that are materially inconsistent with those set forth in the Mazzo Agreement, in either case without Dr. Mazzo’s consent, (iii) the Company relocates Dr. Mazzo’s principal place of employment, without Dr. Mazzo’s consent, in a manner than lengthens his one-way commute distance by fifty (50) miles or more, and/or (iv) Dr. Mazzo provides the Company with thirty (30) days’ prior written notice.
The Mazzo Agreement provides Dr. Mazzo with certain benefits, including but not limited to: (i) twenty-nine (29) days paid time off, (ii) up to $10,000 annually for supplemental term life insurance coverage and supplemental long-term disability coverage, and (iii) a non-accountable annual expense allowance of $12,000.
Pursuant to the Mazzo Agreement, Dr. Mazzo is entitled to receive certain payments following his termination. If Dr. Mazzo resigns for Good Reason (as defined below) or is terminated by the Company without Cause (as defined below), then he will be entitled to receive (i) a lump sum payment equal to the sum of any earned but unpaid base salary, any earned and vested but unpaid bonus amounts, any accrued and unused paid time off, any unreimbursed business expenses or other amounts due, and any other payments or benefits to which Dr. Mazzo may then be entitled under the terms of any compensation arrangement with the Company (the “Mazzo Accrued Payments”); (ii) severance payments (the “Mazzo Salary Payments”) equal to Dr. Mazzo’s then-current base salary for a period of 15 months following termination (the “Mazzo Severance Period”); (iii) COBRA assistance for the duration of the Mazzo Severance Period, not including the portion of the monthly premium which Dr. Mazzo would otherwise have paid if he had not resigned or been terminated (the “Mazzo COBRA Payments”) and (iv) a bonus payment equal to 125% of 55% of Dr. Mazzo’s then-effective base salary, paid in equal installments for the duration of the Mazzo Severance Period (the “Mazzo Bonus Payment,” and together with the Mazzo Accrued Payments, the Mazzo Severance Payments and the Mazzo COBRA Payments, the “Mazzo Severance Payments”). Payment of the Mazzo Salary Payments, the Mazzo COBRA Payments and the Mazzo Bonus Payment will be made subject to execution of a release of claims by Dr. Mazzo. Additionally, if Dr. Mazzo resigns for Good Reason or is terminated without Cause and executes a release of claims, 25% of his outstanding unvested equity awards shall immediately fully vest and be exercisable for one year following termination or the remaining term of such awards, whichever period is shorter. Finally, if Dr. Mazzo resigns for Good Reason or is terminated without Cause during any period commencing on the effective date of a Change in Control (as defined below) and ending on the second anniversary of such effective date (a “Mazzo Change of Control Period”), subject to his execution of a release of claims, Dr. Mazzo will be entitled to receive the Mazzo Severance Payments with the following adjustments: (i) the Mazzo Severance Period will be extended from 15 months to 18 months, (ii) the Mazzo COBRA Payments shall be increased to cover the entire monthly premium for such coverage and (iii) the Mazzo Bonus Payment will equal 150% of Dr. Mazzo’s then-current target bonus. Further, if Dr. Mazzo resigns for Good Reason or is terminated without Cause during a Change of Mazzo Control Period, 100% of his outstanding unvested equity awards shall immediately fully vest and be exercisable for one year following termination or the remaining term of such awards, whichever period is shorter.
If Dr. Mazzo resigns without Good Reason or is terminated for Cause, then he shall be entitled only to the Mazzo Accrued Payments. If Dr. Mazzo is terminated upon his death or disability, then he (or his estate, as applicable) shall be entitled to receive the Mazzo Accrued Payments and, subject to a release of claims, the Mazzo COBRA Payments.

David Slack, M.B.A. - Former President and Chief Business Officer
The Company entered into an employment agreement with Mr. Slack on September 15, 2022 (the “Slack Agreement”) setting forth the terms of his employment. Pursuant to the Slack Agreement, Mr. Slack was entitled to an initial base salary of $460,000, subject to adjustment from time to time by the Board and/or the Compensation Committee. On December 5, 2023, the Compensation Committee approved an increase in Mr. Slack’s base salary to $478,400 which became effective on February 1, 2023. Mr. Slack was also eligible to receive an annual performance bonus equivalent to 50% of his then-current base salary, although the amount of such bonus could be less than or greater than 50% in the sole discretion of the compensation committee of the Company. The initial term of the Slack Agreement was three years, which would automatically renew for subsequent one-year terms unless terminated by either party.
Mr. Slack’s employment was terminated and he resigned from all positions with the Company effective May 1, 2023. In connection with his termination, Mr. Slack received the following items of compensation: (i) a lump sum payment of $24,134, representing earned but unpaid base salary, earned and vested but unpaid bonus amounts, accrued and unused paid time off, unreimbursed business expenses and other payments and benefits owed to Mr. Slack under the terms of his compensation arrangements with the Company; (ii) severance payments in a total amount of $478,400, to be paid over a period of 12 months following termination (the “Slack Severance Period”); (iii) COBRA assistance for the duration of the Slack Severance Period, not including the portion of the monthly premium which Mr. Slack would otherwise have paid if he had not resigned and (iv) a bonus payment equal to $239,200, representing 50% of Mr. Slack’s base salary at the time of termination, to be paid in equal installments for the duration of the Slack Severance Period. Also in connection with his termination, the exercise period of each of Mr. Slack’s vested options have been extended to three years following termination or the remaining term of such awards, whichever period is shorter.
Kristen K. Buck, M.D.
In connection with her appointment as Executive Vice President, R&D and Chief Medical Officer, Dr. Buck and the Company entered into an Employment Agreement dated and effective as of July 26, 2021 (the “Buck Agreement”), setting forth the terms and conditions of Dr. Buck’s employment with the Company. Under the terms of the Buck Agreement, Dr. Buck is entitled to receive an annual base salary of $576,290, which is subject to adjustment based on the discretion of the Compensation Committee of the Lisata Board of Directors. The Buck Agreement has an initial term expiring on September 1, 2024, which shall be automatically extended for additional one-year periods unless Dr. Buck is provided written notice by the Company no later than ninety (90) days prior to the expiration of the initial term. In connection with her hire, Dr. Buck was granted options to purchase $1,000,000 of common stock and restricted stock awards with a value of $400,000, both of which vest in three equal annual installments starting on September 1, 2021 in addition to an annual bonus with a target of 50% of her then-current base salary (subject to adjustment by the Compensation Committee).
The Buck Agreement provides Dr. Buck with certain benefits, including but not limited to twenty-nine (29) days paid time off.
Pursuant to the Buck Agreement, Dr. Buck is entitled to receive certain payments following her termination. If Dr. Buck resigns for Good Reason (as defined below) or is terminated by the Company without Cause (as defined below), then she will be entitled to receive (i) a lump sum payment equal to the sum of any earned but unpaid base salary, any earned and vested but unpaid bonus amounts, any accrued and unused paid time off, any unreimbursed business expenses or other amounts due, and any other payments or benefits to which Dr. Buck may then be entitled under the terms of any compensation arrangement with the Company (the “Buck Accrued Payments”); (ii) severance payments (the “Buck Salary Payments”) equal to Dr. Buck’s then-current base salary for a period of 12 months following termination (the “Buck Severance Period”); (iii) COBRA assistance for the duration of the Buck Severance Period, not including the portion of the monthly premium which Dr. Buck would otherwise have paid if she had not resigned or been terminated (the “Buck COBRA Payments”) and (iv) a bonus payment equal to 50% of Dr. Buck’s then-effective base salary, paid in equal installments for the duration of the Buck Severance Period (the “Buck Bonus Payment,” and together with the Buck Accrued Payments, the Buck Severance Payments and the Buck COBRA Payments, the “Buck Severance Payments”). Payment of the Buck Salary Payments, the Buck COBRA Payments and the Buck Bonus Payment will be made subject to execution of a release of claims by Dr. Buck. Additionally, if Dr. Buck resigns for Good Reason or is terminated without Cause and executes a release of claims, the exercise period of her vested option awards shall be extended to one year following termination or the remaining term of such awards, whichever period is shorter. Finally, if Dr. Buck resigns for Good Reason or is terminated without Cause during any period commencing on the effective date of a Change in Control (as defined below) and ending on the first anniversary of such effective date (a “Buck Change of Control Period”), subject to her execution of a release of claims, Dr. Buck will be entitled to receive the Buck Severance Payments with the following adjustments: (i) the Buck Severance Period will be extended from 12 months to 15 months, (ii) the Buck COBRA Payments shall be increased to cover the entire monthly premium for such coverage and (iii) the Buck Bonus Payment will equal 125% of 50% of Dr. Buck’s then-current base salary. Further, if Dr. Buck resigns for Good Reason or is terminated without Cause during a Buck Change of Control Period, 100% of her outstanding unvested equity awards shall immediately fully vest and be exercisable for one year following termination or the remaining term of such awards, whichever period is shorter.
If Dr. Buck resigns without Good Reason or is terminated for Cause, then she shall be entitled only to the Buck Accrued Payments. If Dr. Buck is terminated upon her death or disability, then she (or her estate, as applicable) shall be entitled to receive the Buck Accrued Payments and, subject to a release of claims, the Buck COBRA Payments.
Employment Agreements – Common Definitions
The following definitions apply to each of the Mazzo Agreement, the Slack Agreement and the Buck Agreement:
“Cause” means that, as determined by the Board, the executive has (A) committed gross negligence in connection with the executive’s duties as set forth in the applicable employment agreement or otherwise with respect to the business and affairs of the Company, its subsidiaries and/or its other affiliates; (B) committed fraud in connection with his or duties as set forth in the applicable employment agreement or otherwise with respect to the business and affairs of the Company, its subsidiaries and/or its other affiliates; (C) engaged in personal dishonesty, willful misconduct, willful violation of any law, or breach of fiduciary duty, in each instance, with respect to the business and affairs of the Company, its subsidiaries and/or its other affiliates; (D) been indicted for or has been found by a court of competent jurisdiction to have committed or plead guilty to (I) a felony (or state law equivalent) or (2) any other serious crime involving moral turpitude or that has (or is reasonably likely to have) a material adverse effect either on (x) the executive’s ability to perform his or her duties under the applicable employment agreement or (y) the reputation and goodwill of the Company, regardless of whether or not such other crime is related or unrelated to the business of the Company, its subsidiaries or other affiliates; (E) shown chronic use of alcohol, drugs or other similar substances that materially affects the executive’s work performance; (F) breached his or her obligations under (1) the applicable employment agreement, (2) the Confidentiality and Inventions Assignment Agreement attached to the applicable employment agreement, or (3) any other agreement executed by the executive for the benefit of the Company, its subsidiaries and/or other affiliates, provided, that, if such breach described in this clause (F) is susceptible to cure (as determined in the reasonable discretion of the Board), the executive shall have thirty (30) days after notice from the Board to cure such breach; or (G) failed to materially perform the executive’s duties or to follow the lawful directives of the Board; provided, that, if such failure described in this clause (G) is susceptible to cure (as determined in the reasonable discretion of the Board), the executive shall have thirty (30) days after notice from the Board to cure such failure; or (H) materially violated the Company’s written code of conduct or other written or established policies and/or procedures in place from time to time; provided, that, if such violation described in this clause (H) is susceptible to cure (as determined in the reasonable discretion of the Board), the executive shall have thirty (30) days after notice from the Board to cure such violation.
“Good Reason” means the occurrence of any of the following events: (A) material breach by the Company of its obligations under the applicable employment agreement; (B) the executive’s position, duties, responsibilities, or authority have been materially reduced or the executive has repeatedly been assigned duties that are materially inconsistent with his duties set forth herein, in each case, without the executive’s consent or (C) the relocation of the executive’s principal place of employment, without the executive’s consent, in a manner that lengthens his one-way commute distance by 50 or more miles. Notwithstanding the foregoing, however, “Good Reason” shall not be deemed to exist unless (1) the executive shall have given written notice to the Company specifying in reasonable detail the Company’s acts or omissions that the executive alleges constitute “Good Reason” within 60 days after the first occurrence of such circumstances and the Company shall have failed to cure any such act or omission within 60 days of receipt of such written notice, and (2) the executive actually terminates employment within 180 days following the initial occurrence of any of the foregoing conditions that he or she considers to be “Good Reason.”
“Change in Control” means a transaction or a series of related transactions in which the assets of the Company are transferred to any “person” or “group” (as such terms are defined in Section l 3(d)(3) and 14(d)(2) of the Exchange Act); (x) any person or group becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the Company’s outstanding equity representing more than 30% of the total voting power of the Company’s then-outstanding equity; (y) the Company undergoes a merger, reorganization or other consolidation in which the holders of the outstanding equity of the Company immediately prior to such merger, reorganization or consolidation own less than 50% of the surviving entity’s voting power immediately after the transaction; or (z) the date a majority of the members of the incumbent Board is replaced during any twelve month period by members whose appointment or election is not endorsed by a majority to the incumbent Board before the date of the appointment or election, provided further that the Change in Control meets all of the requirements of a “change in the ownership of a corporation” within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi), a “change in the effective ownership of a corporation” within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi), or “a change in the ownership of a substantial portion of the corporation’s assets” within in the meaning of Treasury Regulation §1.409A-3(i)(5)(vii). For purposes of (z), the incumbent directors of the Board includes the members of the Board as of the date of the applicable employment agreement and any additional or replacement director appointed or elected whose election or appointment is endorsed or approved by a majority of the incumbent Board.

Indemnification Agreements
We enter into indemnification agreements with each of our executive officers and each of our directors from time to time pursuant to which we have agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is our director, officer, employee, agent or fiduciary.
Acceleration of Vesting Under Equity Compensation Plans
Generally, in the event of a Change in Control of Lisata (as defined in the 2009 Plan, the 2015 Plan and the 2018 Plan) and either (i) the failure of Lisata's successor to assume a participant's awards or (ii) such assumption of awards is followed by the participant's termination without cause on or within the one-year period following the Change in Control, (a) all outstanding options and stock appreciation rights of each participant granted prior to the change in control shall be fully vested and immediately exercisable in their entirety, and (b) all unvested stock awards, restricted stock units, restricted stock, performance-based awards, and other awards shall become fully vested, including without limitation, the following: (i) the restrictions to which any shares of restricted stock granted prior to the change in control are subject shall lapse as if the applicable restriction period had ended upon such change in control, and (ii) the conditions required for vesting of any unvested performance-based awards shall be deemed to be satisfied upon such change in control.
Termination or Change in Control Payments
For a description of payments that would be made to our Named Executive Officers in the event of their termination or a change in control of the Company, see the discussion under “Employment Agreements and Other Arrangements with Executive Officers” above. The following table sets forth aggregate estimated payment obligations to each of the Named Executive Officers assuming a termination occurred on December 31, 2022 under the circumstances specified below:

		Before Change in Control Termination w/o Cause or for Good Reason	After Change in Control Termination w/o Cause or for Good Reason	Voluntary Termination
Name	Benefit	($)	($)	($)
David J. Mazzo	Severance	1,263,295	1,515,953	—
	Health Benefits	45,567	54,680	—
	Equity Award Acceleration	—	62,701	—
	Total	1,308,861	1,633,334	—
David Slack(1)	Severance	690,000	862,500	—
	Health Benefits	54,013	67,517	—
	Equity Award Acceleration	—	—	—
	Total	744,013	930,017	—
Kristen Buck	Severance	831,188	1,038,984	—
	Health Benefits	18,652	23,315	—
	Equity Award Acceleration	—	26,079	—
	Total	849,839	1,088,379	—
(1) Mr. Slack’s employment was terminated and he resigned from all positions with the Company effective May 1, 2023. See “David Slack, M.B.A. – Former President and Chief Business Officer” above for a description of the amounts actually paid to Mr. Slack in connection with his termination.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information on equity awards outstanding at December 31, 2022 for Lisata's Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price**	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested $(***)
David J. Mazzo	2,666	(1)	—		$525.00	1/5/2025
	2,333	(2)	—		$94.50	1/25/2026
	3,394	(3)	—		$71.55	9/29/2026
	3,333	(4)	—		$53.10	1/9/2027
	3,333	(5)	—		$56.85	1/8/2028
	4,733	(6)	—		$74.25	1/14/2029
	3,450	(7)	1,150	(7)	$49.20	1/13/2030
	2,000	(8)	2,000	(8)	$23.85	1/11/2031
	3,333	(9)	10,000	(9)	$13.76	1/10/2032

							767	(10)	$1,941	(10)
							3,966	(11)	$10,034	(11)
							20,050	(12)	$50,727	(12)
David Slack	10,676	(13)	—		$4.22	12/3/2029
	142,445	(14)	101,768	(14)	$3.60	12/29/2030
							—		$—
Kristen Buck	50,068	(15)	25,793	(15)	$19.20	9/1/2031
	541	(16)	1,625	(16)	$13.76	1/10/2032
							7,083	(17)	$17,920	(17)
							3,225	(18)	$8,159	(18)
**    All option awards were made under and are governed by the terms of the Company’s 2003 Equity Participation Plan, the 2009 Plan, the 2015 Plan or the 2018 Plan.
***    Calculated by multiplying the closing market price of Lisata's common stock on December 31, 2021 by the number of shares of restricted stock held by the applicable Named Executive Officer.
(1)Consists of options granted to Dr. Mazzo pursuant to the terms of his employment agreement dated as of January 5, 2015 and amended on January 16, 2015.
(2)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 25, 2016.
(3)Consists of options granted to Dr. Mazzo by the Compensation Committee on September 29, 2016.
(4)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 9, 2017.
(5)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 8, 2018.
(6)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 14, 2019.
(7)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 13, 2020, vesting in four equal annual installments beginning on the grant date.
(8)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 11, 2021, vesting in four equal annual installments beginning on the grant date.
(9)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 10, 2022, vesting in four equal annual installments beginning on the grant date.
(10)Consists of restricted stock granted to Dr. Mazzo by the Compensation Committee on January 13, 2020, vesting in four equal annual installments beginning on the grant date.

(11)Consists of restricted stock granted to Dr. Mazzo by the Compensation Committee on January 11, 2021, vesting in four equal annual installments beginning on the grant date.
(12)Consists of restricted stock granted to Dr. Mazzo by the Compensation Committee on January 10, 2022, vesting in four equal annual installments beginning on the grant date.
(13)Consists of options granted to Mr. Slack by Cend on December 3, 2019 and assumed by the Company in connection with the merger with Cend on September 15, 2022. Mr. Slack’s employment was terminated and he resigned from all positions with the Company effective May 1, 2023, and in connection with his termination, his vested options shall be amended such that they are now only exercisable until May 1, 2026, which is the three year anniversary of his termination.
(14)Consists of options granted to Mr. Slack by Cend on December 29, 2020 and assumed by the Company in connection with the merger with Cend on September 15, 2022, 25% of which vest on the first anniversary of the grant date and the remaining 75% of which vest in 36 equal monthly installments over the three-year period beginning on the first anniversary of the grant date. Mr. Slack’s employment was terminated and he resigned from all positions with the Company effective May 1, 2023. In connection with such termination, (i) the options in this award that were vested as of the termination date shall be amended such that they are now only exercisable until May 1, 2026, which is the three year anniversary of his termination, and (ii) the options in this award that were unvested as of the termination date were forfeited.
(15)Consists of options granted to Dr. Buck by the Compensation Committee on July 27, 2021, vesting in three equal annual installments beginning on the grant date.
(16)Consists of options granted to Dr. Buck by the Compensation Committee on January 10, 2022, vesting in four equal annual installments beginning on the grant date.
(17)Consists of restricted stock granted to Dr. Buck by the Compensation Committee on July 27, 2021, vesting in three equal annual installments beginning on the grant date.
(18)Consists of restricted stock granted to Dr. Buck by the Compensation Committee on January 10, 2022, vesting in four equal annual installments beginning on the grant date.
Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Non-qualified Deferred Compensation
We do not have any non-qualified defined contribution plans or other deferred compensation plan.

PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for Dr. Mazzo[1,2] ($)	Compensation Actually Paid to Dr. Mazzo[1,2,3,4] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1,5] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,3,4] ($)	Value of Initial Fixed $100 Investment based on TSR ($):[6]	Net Income (Loss) ($ Millions)[7]
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	1,929,933	1,260,036	720,139	305,042	11.79	(54)
2021	1,335,216	1,041,594	1,230,185	1,028,347	58.85	(27)

1. Dr. Mazzo was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022
Todd Girolamo	David Slack
Kristen Buck	Kristen Buck

2. The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Mazzo for each corresponding year in the “Total” column of the Summary Compensation Table.
3. The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 4 below.
4. Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Exclusion of Stock Awards and Option Awards for Dr. Mazzo” column are the totals of the amounts reported under the “Stock Awards” and “Option Awards” columns set forth in the Summary Compensation Table for Dr. Mazzo for each applicable year. Amounts in the “Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs” column are the averages of the total amounts reported under the “Stock Awards” and “Option Awards” columns set forth in the Summary Compensation Table for the Non-PEO NEOs for each applicable year.

Year	Summary Compensation Table Total for Dr. Mazzo ($)	Exclusion of Stock Awards and Option Awards for Dr. Mazzo ($)	Inclusion of Equity Values for Dr. Mazzo ($)	Compensation Actually Paid to Dr. Mazzo ($)
2022	1,929,933	(766,910)	97,013	1,260,036
2021	1,335,216	(377,528)	83,906	1,041,594

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	720,139	(92,841)	(322,255)	305,043
2021	1,230,185	(751,780)	549,941	1,028,346

The amounts in the “Inclusion of Equity Values for Dr. Mazzo” and the “Average Inclusion of Equity Values for Non-PEO NEOs” columns in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Dr. Mazzo ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Dr. Mazzo ($)	Vesting-Date Fair Value of Equity Awards Granted and Vested During Year for Dr. Mazzo ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Dr. Mazzo ($)	Fair Value at Last Day of Prior Year of Equity Awards that Failed to Meet Vesting Conditions During Year for Dr. Mazzo ($)	Total - Inclusion of Equity Values for Dr. Mazzo ($)
2022	13,627	(20,876)	104,695	(433)	—	97,013
2021	24,170	(20,139)	75,709	4,166	—	83,906

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted and Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards that Failed to Meet Vesting Conditions During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	5,187	(269,692)	24,301	(82,051)	—	(322,255)
2021	316,652	(7,939)	239,601	1,627	—	549,941

5. The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s Non-PEO NEOs in the “Total” column of the Summary Compensation Table in each applicable year.
6. Assumes $100 was invested in the Company for the periods starting December 31, 2020 and ending on the last trading day of each listed year. Historical stock performance is not necessarily indicative of future stock performance.
7. The dollar amounts reported in column (g) are the Company’s net income (loss) amounts reflected in the Company’s audited financial statements for the applicable year.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR
Compensation Actually Paid ($ Millions)
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
Company TSR (FYE 2020 Indexed to $100)
$120
$100
$80
$60
$40
$20
$0
100.00
1.04
1.03
58.85
1.26
0.31
11.79
2020
2021
2022
Fiscal Year
Dr. Mazzo Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Lisata Therapeutics, Inc. TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
Net Income ($ Millions)
0.00
-10.00
-20.00
-30.00
-40.00
-50.00
-60.00
1.04
1.03
1.26
0.31
-27.47
-54.23
2021
2022
Fiscal Year
Dr. Mazzo Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Lisata Therapeutics, Inc. Net Income

LISATA DIRECTOR COMPENSATION
 General Information
Directors who are employees of Lisata or its subsidiaries do not receive additional cash compensation for serving as directors. Lisata's non-employee directors are reimbursed for out-of-pocket travel expenses incurred in their capacity as Lisata directors. Pursuant to the 2018 Plan, all directors (including independent directors) are eligible to receive equity awards.
The following table sets forth information on all compensation to Lisata's directors (other than as reflected in the Summary Compensation Table) for the year ended December 31, 2022.

	Fees Earned
	Or	Stock	Total
Name	Paid in Cash	Awards(1)	Compensation
Gregory B. Brown, M.D. (2)	$95,858	$59,999	$155,857
Steven M. Klosk, J.D. (3)	$63,180	$59,999	$123,179
Cynthia L. Flowers, M.B.A. (4)	$52,500	$59,999	$112,499
Erkki Ruoslahti, M.D., Ph.D.	$15,701	$—	$15,701
Heidi Henson	$18,783	$—	$18,783
Mohammad Azab, M.D., M.B.A. (5)	$14,380	$120,000	$134,380
Michael H. Davidson, M.D (6)	$37,799	$59,999	$97,798
Steven S. Myers (7)	$44,511	$59,999	$104,510
Peter G. Traber, M.D. (8)	$34,620	$59,999	$94,619
Anne Whitaker (9)	$35,679	$59,999	$95,678
Total	$413,011	$539,993	$953,004
_________________________________
(1)Amounts shown under “Stock Awards”, “Restricted Stock Unit Awards” and “Option Awards” represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, in accordance with SEC rules. See Note 10 to the Notes to the Consolidated Financial Statements in our 2022 Form 10-K for a discussion of assumptions made in such valuations. All stock awards, option awards and other shares discussed in this table were issued under Lisata's 2018 Plan, with a per share price generally equal to the fair market value of a share of our common stock on the date of grant.
(2)On January 10, 2022, Dr. Brown was granted 4,362 restricted stock units, none of which had vested as of December 31, 2022.
(3)On January 10, 2022, Mr. Klosk was granted 4,362 restricted stock units, none of which had vested as of December 31, 2022.
(4)On January 10, 2022, Ms. Flowers was granted 4,362 restricted stock units, none of which had vested as of December 31, 2022.
(5)On September 15, 2022, Dr. Azab joined the Lisata Board and was granted 19,200 restricted stock units, none of which had vested as of December 31, 2022.
(6)On January 10, 2022, Dr. Davidson was granted 4,362 restricted stock units which vested in full on September 15, 2022, in connection with his resignation from the Board.
(7)On January 10, 2022, Mr. Myers was granted 4,362 restricted stock units which vested in full on September 15, 2022, in connection with his resignation from the Board.
(8)On January 10, 2022, Dr. Traber was granted 4,362 restricted stock units which vested in full on September 15, 2022, in connection with his resignation from the Board.
(9)On January 10, 2022, Ms. Whitaker was granted 4,362 restricted stock units which vested in full on September 15, 2022, in connection with her resignation from the Board.

The Company’s Board of Directors’ Compensation Plan (the “Directors’ Compensation Plan”), which is only applicable to our non-employee directors, provides the following:
•an annual cash retainer for each non-employee director of $40,000;
•an additional annual cash compensation retainer of $30,000 for the non-executive chair;
•an annual cash retainer for serving as chairperson of a committee as follows: Audit ($18,000); Compensation ($12,000); Nominating and Governance ($9,000); Science and Technology ($9,000);
•an annual cash retainer for serving as a member of a committee as follows: Audit ($8,000); Compensation ($6,000); Nominating and Governance ($4,500); and Science and Technology ($4,500);
•new non-employee directors receive an initial grant of restricted stock units with a value of 2x the annual grant with the number of shares to be issued on the grant date calculated based on the grant date fair value with one-third vesting annually on each of the first, second and third anniversaries of the grant date; and
•an annual equity grant on January 9th, a grant of restricted stock units with a value of $60,000, vesting at one year from the grant date.
The effective date for the annual equity grant to non-employee directors in fiscal year 2022 was the second Monday in January, with the exercise price of options granted set at the closing price of our common stock on the date of grant.
CLAWBACK POLICY
On March 28, 2023, the Company adopted the Lisata Therapeutics, Inc. Clawback Policy (the “Clawback Policy”). The Clawback Policy requires us to seek recoupment of certain incentive-based compensation received by (i) our current and former executive officers, as determined by the Board in accordance with the requirements of Section 10D of the Exchange Act and any applicable rules or standards adopted by the SEC and any national securities exchange on which our securities are listed, and (ii) such other employees who may from time to time be deemed subject to the Clawback Policy by the Board, in the event that we are required to prepare an accounting restatement that corrects an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
Equity Compensation Plan Information
The following table provides information as of December 31, 2022 regarding shares of our common stock that may be issued under our existing equity compensation plans, including the plan, the 2015 Plan, the 2009 Plan and the 2017 ESPP.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options (1)	Weighted Average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
Equity compensation plans approved by security holders (2)	1,391,352	$10.83	587,449	(3)
Equity compensation plans not approved by security holders	0	—	0
Total	1,391,352	$10.83	587,449	(3)
(1)Includes stock options only; does not include purchase rights accruing under the Amended 2017 ESPP Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.
(2)Consists of the 2018 Plan, the 2015 Plan, the 2009 Plan, and the Amended 2017 ESPP.
(3)Includes shares available for future issuance under the 2018 Plan and the Amended 2017 ESPP.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement for our 2024 annual meeting of stockholders, you must submit the proposal to our Assistant Corporate Secretary at Lisata's principal executive offices located at 110 Allen Road, 2nd Floor, Basking Ridge, New Jersey 07920 no later than January 2, 2024, in accordance with Rule 14a-8 under the Securities Exchange Act. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2024 annual meeting.
In addition, if you desire to bring business or nominate an individual for election or re-election as a director outside of Rule 14a-8 under the Exchange Act before our 2024 annual meeting, you must comply with our bylaws, which currently require that you have provided written notice of such business or nominee to our Assistant Corporate Secretary at Lisata's principal executive offices located at 110 Allen Road, 2nd Floor, Basking Ridge, New Jersey 07920 no earlier than 5:00 pm EST, December 3, 2023 and no later than 5:00 pm EST, January 2, 2024, and otherwise comply with the advance notice and other provisions set forth in our bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than Lisata’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this proxy statement to any stockholder upon written or oral request to the Assistant Corporate Secretary at Lisata Therapeutics, Inc., 110 Allen Road, 2nd Floor, Basking Ridge, NJ 07920; telephone: 908-229-2590. Any stockholder who wants to receive a separate copy of this proxy statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
Lisata files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any of this information at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or (202) 942-8088 for further information regarding the public reference room. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding issuers, including Lisata, who file electronically with the SEC. The reports and other information filed by us with the SEC are also available at our website. The address of the site is www.lisata.com. The web addresses of the SEC and Lisata have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this proxy statement.
On March 30, 2023, we filed our 2022 Form 10-K with the SEC. A copy of our 2022 Form 10-K accompanies this proxy statement and is incorporated herein by reference.
This document is a proxy statement of Lisata for the Annual Meeting. The information contained in this proxy statement speaks only as of the date of this document unless the information specifically indicates that another date applies.
INFORMATION ON LISATA'S WEBSITE
Information on Lisata's website or the website of any subsidiary or affiliate of Lisata is not a part of this document and you should not rely on that information in deciding whether to approve the proposals described in this proxy statement, unless that information is also in this document or in a document that is incorporated by reference in this document.

OTHER MATTERS
At the date of this proxy statement, our Board knows of no matters, other than as set forth herein, to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares they represent as the Lisata Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS,
David J, Mazzo, Ph.D.
Chief Executive Officer
Basking Ridge, New Jersey

May 1, 2023
WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE LIVE WEBCAST ANNUAL MEETING, PLEASE VOTE YOUR SHARES THROUGH THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PROXY CARD, BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES OF LISATA STOCK ARE REPRESENTED AT THE ANNUAL MEETING. THANK YOU FOR YOUR ATTENTION IN THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

APPENDIX A
LISATA BIOSCIENCES, INC. 2018 EQUITY INCENTIVE COMPENSATION PLAN, AS AMENDED
_____________________________
[Effective as of June ___, 2023]
_____________________________

1.Purposes of the Plan. The purposes of this Lisata Therapeutics, Inc. (f/k/a Caladrius Biosciences, Inc.) 2018 Equity Incentive Compensation Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and any Parent or Subsidiary. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Stock, Restricted Stock Units, Deferred Share Units, Unrestricted Shares and Stock Appreciation Rights may also be granted under the Plan.
2.Definitions. As used herein, the following definitions shall apply:
“Administrator” means a Committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan or, if there is no such Committee, the Board.
“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
“Award” means the grant of an Option, Restricted Stock, Restricted Stock Units, Deferred Share Units, a Stock Appreciation Right and/or the grant of Unrestricted Shares.
“Board” means the Board of Directors of the Company.
“Cause”, with respect to any Service Provider, means (unless otherwise determined by the Administrator) such Service Provider’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Service Provider’s duties; (v) chronic use of alcohol, drugs or other similar substances which affects the Service Provider’s work performance; or (vi) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Service Provider for the benefit of the Company, all as reasonably determined by the Administrator, which determination will be conclusive. Notwithstanding the foregoing, if a Service Provider and the Company (or any of its Subsidiaries or affiliates) have entered into an employment agreement, consulting agreement, advisory agreement or other similar agreement that specifically defines “cause,” then with respect to such Service Provider, “Cause” shall have the meaning defined in that employment agreement, consulting agreement, advisory agreement or other agreement.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.
“Common Stock” means the common stock, par value $.001 per share, of the Company.
“Company” means Lisata Therapeutics, Inc. (f/k/a Caladrius Biosciences, Inc.), a Delaware corporation.
“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.
“Deferred Share Unit” (or “DSU”) has the meaning set forth in Section 12 of the Plan.
“Director” means a member of the Board.
“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)    if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE Amex, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or any successor to any of them, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable, including without limitation, Yahoo! Finance;
(ii)    if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable, including without limitation Yahoo! Finance; or
(iii)    if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.
“Grant Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option or Stock Appreciation Right grant. Each Grant Agreement shall be subject to the terms and conditions of the Plan.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Award grant or grant of Unrestricted Shares or Stock Appreciation Rights. The Notice of Grant applicable to Awards shall be part of the Grant Agreement or Stock Award Agreement, as applicable.
“Option” means a stock option granted pursuant to the Plan.
“Optioned Stock” means the Common Stock subject to an Option.
“Optionee” means the holder of an outstanding Option granted under the Plan.
“Parent” means a “parent corporation” of the Company (or, for purposes of Section 16(b) of the Plan, a successor to the Company), whether now or hereafter existing, as defined in Section 424(e) of the Code.
“Participant” shall mean any Service Provider who holds an Option, Restricted Stock, a Restricted Stock Units, Deferred Share Units, Unrestricted Shares or a Stock Appreciation Right granted or issued pursuant to the Plan.
“Restricted Stock” means an Award of Shares pursuant to Section 11 of the Plan.
“Restricted Stock Unit” means an Award of Shares pursuant to Section 12 of the Plan.
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.
“Section 16(b)” means Section 16(b) of the Exchange Act.
“Service Provider” means an Employee, Director or Consultant.
“Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

“Stock Appreciation Right” means a right awarded pursuant to Section 14 of the Plan.
“Stock Award” means an Award of Restricted Stock pursuant to Section 11 of the Plan, an Award of Restricted Stock Units (including Deferred Share Units) pursuant to Section 12 of the Plan and an Award of Unrestricted Shares pursuant to Section 13 of the Plan.
“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award.
“Stock Award Shares” means Shares subject to a Stock Award.
“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.
“Subsidiary” means a “subsidiary corporation” of the Company (or, for purposes of Section 16(b) of the Plan, a successor to the Company), whether now or hereafter existing, as defined in Section 424(f) of the Code.
“Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.
3.Stock Subject to the Plan. Subject to adjustment pursuant to the provisions of Section 16(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 1,300,000 Shares, all of which may be issued in respect of Incentive Stock Options. In addition there shall be added to the reserve any Shares that are subject to awards under the Company’s Amended and Restated 2009 Equity Compensation Plan and 2015 Equity Compensation Plan, as amended, and not thereafter issued under such plan due to a forfeiture, cancellation, or other settlement thereof up to a maximum of 27,126 shares, all of which may be issued in respect of Incentive Stock Options.
The maximum number of Shares subject to Options and Stock Appreciation Rights which may be issued to any Participant under the Plan during the term of the Plan is fifty percent (50%) of the number of Shares determined from time to time pursuant to the first sentence of this Section. If an Option or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is canceled or terminated, or if any Shares of Restricted Stock or Shares underlying any other type of Stock Award are forfeited or reacquired by the Company or results in any Shares not being issued even if used to satisfy the exercise price or a tax withholding obligation, the Shares that were subject thereto shall be added back to the Shares available for issuance under the Plan. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
Notwithstanding anything to the contrary herein, the maximum number of Shares that may be subject to Awards granted to any non-Employee Director in any calendar year under the Plan shall not exceed an aggregate grant date fair value of $60,000, except that the foregoing limitation shall not apply to awards made (i) pursuant to an election by a non-Employee Director to receive the Award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof or (ii) in connection with a non-Employee Director initially joining the Board.
4.Administration of the Plan.
(a)Appointment. The Plan shall be administered by a Committee to be appointed by the Board, which Committee shall consist of not less than two members of the Board and shall be comprised solely of members of the Board who qualify as both non-employee directors as defined in Rule 16b-3(b)(3) of the Exchange Act. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising; by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.
(b)Powers of the Administrator. The Administrator shall have the authority, in its discretion:
(i) to determine the Fair Market Value of Shares;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(iv) to approve forms of agreement for use under the Plan, including but not limited to Grant Agreements and Stock Award Agreements;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan or of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options and Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Appreciation Right or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
(vi) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;
(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures, escrow accounts, sub-plans, and handling of stock certificates, making of book entries, and/or settlement of Awards in cash in lieu of Shares, in all of the foregoing instances in ways that may vary with the customs and requirements of Applicable Laws and other considerations of particular countries or jurisdictions thereof;
(viii) to modify or amend each Award (subject to Section 19(c) of the Plan) in any manner that would be allowed for a new Award under the Plan, including the discretionary authority to accelerate the vesting of any Stock Award, to extend, subject to the terms of the Plan, the post-termination exercisability period of Options or Stock Appreciation Rights longer than is otherwise provided for in a Grant Agreement, and to accelerate the time at which any outstanding Option or Stock Appreciation Right may be exercised; provided, however, that, except as approved by the Company’s stockholders, for any period during which the Company is subject to the reporting requirements of the Exchange Act, the Administrator may not cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price, granting a replacement award of a different type, or otherwise allowing for a “repricing” within the meaning of either the federal securities laws applicable to proxy statement disclosures or other applicable governance standards;
(ix) to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option or Stock Appreciation Right, upon vesting of a Stock Award or upon the grant of Unrestricted Shares that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;
(x) to reduce the exercise price of any Option or Stock Appreciation Right, provided such reduction receives shareholder approval in accordance with Applicable Law;
(xi) to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii) to correct any defect, omission or inconsistency in this Plan or any Grant or Stock Award Agreement, in the manner and to the extent deemed necessary or expedient to make this Plan or an Award fully effective;
(xiii) to settle all controversies regarding this Plan and Awards granted hereunder;
(xiv) to the extent consistent with the purposes of this Plan and without amending this Plan, to cancel or waive the Company’s rights with respect to any Awards, to adjust or to modify Grant and/or Stock Award Agreements for changes in Applicable Laws, and to recognize differences in foreign law, tax policies or customs;
(xv) to require, as a condition precedent to the grant, vesting, exercise, settlement and/or issuance of Shares pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Administrator may require, in its sole and absolute discretion, which form may include any other provisions, e.g., confidentiality and restrictions on competition, that are found in general claims release agreements that the Company utilizes or expects to utilize);
(xvi) in the event that the Company establishes, for itself or through using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Awards, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by Participants, to permit or to unilaterally require the future use of such an automated system (for all Awards, whenever granted); and
(xvii) to make all other determinations deemed necessary or advisable for administering the Plan.
(c)Action by Administrator. Unless otherwise established by the Board or in any charter of the Committee or the Administrator, or by the terms of this Plan, a majority of the members of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other Employee of the Company or any of its Subsidiaries affiliates, the Company’s independent certified public accountants or independent registered public accounting firm, or any executive compensation Consultant or other professional retained by the Administrator or the Company to assist in the administration of this Plan.
Effect
(d) of Administrator’s Decision. The Administrator’s decisions, determinations findings of fact, and interpretations shall be final and binding on all holders of Awards. The validity of any such decisions, determinations, findings of fact, or interpretations shall not be given de novo review if challenged in court, by arbitration or in any other forum, and shall be upheld unless clearly and convincingly shown to have been made in bad faith or materially affected by fraud. None of the Board, the Committee or the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.
(e)Delegation of Grant Authority. Notwithstanding any other provision in the Plan, the Board may, to the full extent allowable under Applicable Laws, authorize the Company’s Chief Executive Officer or another executive officer of the Company or a committee of such officers (“Authorized Officers”) to grant Awards under the Plan; provided, however, that in no event shall the Authorized Officers be permitted to grant Awards to (i) any Director, (ii) any person who is identified by the Company as an executive officer of the Company or who is subject to the restrictions imposed under Section 16 of the Exchange Act, (iii) any person who is not an employee of the Company or any Subsidiary, or (iv) such other person or persons as may be designated from time to time by the Board. If such authority is provided by the Board, the Board shall establish and adopt written guidelines setting forth the maximum number of shares for which the Authorized Officers may grant Awards to any individual during a specified period of time and such other terms and conditions as the Board deems appropriate for such grants. Such guidelines may be amended by the Board prospectively at any time. Subject to the foregoing, the Authorized Officers shall have the same authority as the Administrator under this Section 4 with respect to the grant of Awards under the Plan.
(f)Claims Limitations Period. Any Participant who believes he or she is being denied any benefit or right under this Plan or under any Award may file a written claim with the Administrator. Any claim must be delivered to the Administrator (care of the Company’s President and Chief Financial Officer) within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Administrator, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Administrator in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Administrator shall be deemed denied. No lawsuit relating to this Plan or any Award(s) may be filed before a written claim is filed with the Administrator and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.
(g)Expenses. The expenses of administering this Plan (including the settlement of Awards) shall be borne by the Company.
5.Eligibility. Nonstatutory Stock Options, Stock Awards and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

6.Limitations.
(a)Each Option shall be designated in the Grant Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
(b)Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause.
7.Term of the Plan. The Plan shall continue in effect until April 23, 2028 unless terminated earlier under Section 19 of the Plan.
8.Term of Options. Unless otherwise provided in the applicable Grant Agreement, the term of each Option granted to anyone other than a Consultant shall be ten (10) years from the date of grant and the term of each Option granted to any Consultant shall be three (3) years from the date of grant. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Grant Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Grant Agreement.
9.Option Exercise Price; Exercisability.
(a)Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
(i)In the case of an Incentive Stock Option
(1)granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or
(2)granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(ii)In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, as determined by the Administrator in good faith.
(b)Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.
(c)Prohibition on Repricing. Except as otherwise provided in Section 16, but notwithstanding any other provision of the Plan, without the prior approval of the shareholders of the Company: (i) the exercise price of an Option or Stock Appreciation Right may not be reduced, directly or indirectly, (ii) no Option or Stock Appreciation Right may be cancelled in exchange for cash, other Awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right, or otherwise, and (iii) the Company may not repurchase an Option or Stock Appreciation Right for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or Stock Appreciation Right is lower than its exercise price per Share.

10.Exercise of Options; Consideration.
(a)Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Grant Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Grant Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Grant Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(b)Termination of Relationship as a Service Provider. Unless otherwise specified in the Grant Agreement or provided by the Administrator, if an Optionee ceases to be a Service Provider, other than as a result of (x) the Optionee’s death or Disability, or (y) termination of such Optionee’s employment or relationship with the Company with Cause, the Optionee may exercise his or her Option for up to ninety (90) days following the date on which the Optionee ceases to be a Service Provider to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement). If, on the date that the Optionee ceases to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after the date that the Optionee ceases to be a Service Provider the Optionee does not exercise his or her Option in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. Notwithstanding the foregoing, if there is a blackout period under the Company’s insider trading policy or Applicable Law (or an Administrator-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten-day period before the expiration of any Option based on the termination of a Participant’s employment for any reason other than Cause, the period for exercising the Option shall be extended until the earlier of ten days beyond when such blackout period ends and the expiration date of its original term as set forth in the applicable Grant Agreement. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Subsidiary be considered a termination of employment; however, if an Optionee holding Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options three months after the date of such cessation.
(c)Disability of an Optionee. Unless otherwise specified in the Grant Agreement, if an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option, to the extent the Option is vested on the date that the Optionee ceases to be a Service Provider, up until the one-year anniversary of the date on which the Optionee ceases to be a Service Provider (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement). If, on the date that the Optionee ceases to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after the Optionee ceases to be a Service Provider, the Optionee does not exercise his or her Option in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.
(d)Death of an Optionee. Unless otherwise specified in the Grant Agreement, if an Optionee dies while a Service Provider, the Option may be exercised, to the extent that the Option is vested on the date of death, by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance up until the one-year anniversary of the Optionee’s death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e)Termination for Cause or Voluntary Termination. If a Service Provider’s relationship with the Company is terminated for Cause (or the Service Provider resigns or is terminated at a time when the Company had Cause for such termination), then, unless otherwise provided in such Service Provider’s Grant Agreement or by the Administrator, such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination.
(f)Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:
(i) cash;
(ii) check;
(iii) other Shares which (A) in the case of Shares acquired upon exercise of an option at a time when the Company is subject to Section 16(b) of the Exchange Act, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
(iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;
(v) a reduction in the number of Shares otherwise issuable by a number of Shares having a Fair Market Value equal to the exercise price of the Option being exercised;
(vi) any combination of the foregoing methods of payment; or
(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
(g)Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Shares until at least six (6) months following the Grant Date of the Option or Stock Appreciation Right (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or becomes Disabled, or (ii) upon a Change in Control in which such Option or Stock Appreciation Right is not assumed, continued or substituted, the vested portion of any Options and SARs may be exercised earlier than six months following the Grant Date. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or Stock Appreciation Right will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section will apply to all Awards and are hereby incorporated by reference into such applicable Award Agreements.
11.Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards under this Section 11 shall be subject to the following provisions:
(a)At the time a Stock Award under this Section 11 is made, the Administrator shall establish a vesting period (the “Restricted Period”) applicable to the Stock Award Shares subject to such Stock Award. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b)The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee’s benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.
(c)Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and cash dividends may accrue with respect to such Shares but shall not be paid prior to the time, and may be paid only to the extent that the Restricted Period applicable to the Stock Award Shares subject to such Stock Award have lapsed or the corporate or individual performance objectives have been achieved. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11.
(d)Unless otherwise provided by the Stock Award Agreement or determined by the Administrator in its sole discretion, any unvested Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee’s employment or service with the Company or its Subsidiaries terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the Award.
(e)Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.
12.Restricted Stock Units. The Administrator may, in its sole discretion, grant Restricted Stock Units to a Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. “Restricted Stock Units” are Awards denominated in units evidencing the right to receive Shares, which may vest over such period of time and/or upon satisfaction of such performance criteria or objectives as is determined by the Administrator at the time of grant and set forth in the applicable Stock Award Agreement, without payment of any amounts by the Stock Awardee thereof (except to the extent required by law). Prior to delivery of Shares with respect to an award of Restricted Stock Units, the Stock Awardee shall have no rights as a shareholder of the Company.
Upon satisfaction and/or achievement of the applicable vesting requirements relating to an Award of Restricted Stock Units, the Stock Awardee shall be entitled to receive a number of Shares that are equal to the number of Restricted Stock Units that became vested. To the extent, if any, set forth in the applicable Stock Award Agreement, cash dividend equivalents may be accumulated and paid at the end of, the applicable vesting period or achievement of the performance conditions only to the extent that the Stock Awardee receives the Shares issuable pursuant to the Restricted Stock Units.
Unless otherwise provided by the Stock Award Agreement or determined by the Administrator in its sole discretion, any Restricted Stock Units granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee’s employment or service with the Company or its Subsidiaries terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the Restricted Stock Units.
    Notwithstanding the foregoing provisions for the settlement of Restricted Stock Units at the time of vesting, the Administrator may pursuant to Stock Award Agreements permit Stock Awardees who are Directors or members of a select group of management or “highly compensated employees” (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Administrator (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Restricted Stock Unit Award) and in lieu thereof to have the Company credit to an internal Plan account a number of Deferred Share Units having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar year (or other period determined by the Administrator) during which compensation is deferred. A Participant’s Election Form will in no event be effective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect. For any Participant who is subject to U.S. income taxation, the Administrator shall only authorize deferral elections under this Section pursuant to written procedures, and using written Election Forms, that satisfy the requirements of Code Section 409A. In all cases, DSUs shall be subject to the following terms and conditions:
(a)Vesting. Unless a Stock Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

(b)Issuances of Shares. Unless a Stock Award Agreement expressly provides otherwise, the Company shall settle a Participant’s DSUs by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, subject to:
(i) the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Administrator, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Continuous Service; and
(ii) the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to this Section; provided that the Participant may change a distribution election through any subsequent election that (A) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, and (B) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date. Fractional shares shall not be issued, and instead shall be paid out in cash.
(c)Termination of Service. For purposes of this Section, a Participant’s employment shall be considered to have terminated only when the Participant incurs a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h). A Participant shall be considered to have experienced a Separation from Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any of its Subsidiaries or affiliates after a certain date, or (ii) the level of bona fide services the Participant will perform after such date (whether as an Employee, Director or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide services performed by such Participant (whether as an Employee, Director or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Subsidiaries and affiliates if the Participant has been providing such services for less than 36 months).
13.Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:
(a)The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.
(b)The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.
14.Stock Appreciation Rights. A Stock Appreciation Right may be granted by the Administrator either alone, in addition to, or in tandem with other Awards granted under the Plan. Each Stock Appreciation Right granted under the Plan shall be subject to the following terms and conditions:
(a)Each Stock Appreciation Right shall relate to such number of Shares as shall be determined by the Administrator.
(b)The date of grant of a Stock Appreciation Right shall be the date specified by the Administrator, provided that that date shall not be before the date on which the Stock Appreciation Right is actually granted and shall not be prior to the date on which the recipient commences providing services as a Service Provider. The term of each Stock Appreciation Right shall be determined by the Administrator, but shall not exceed ten years from the date of grant. Each Stock Appreciation Right shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Administrator. Unless otherwise specified by the Administrator, once a Stock Appreciation Right becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation. Notwithstanding the foregoing, if there is a blackout period under the Company’s insider trading policy or Applicable Law (or an Administrator-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten-day period before the expiration of any Stock Appreciation Right based on the termination of a Participant’s employment without Cause, the period for exercising the Stock Appreciation Right shall be extended until the earlier of ten days beyond when such blackout period ends and the expiration date of its original term as set forth in the applicable Grant Agreement.

(c)A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice to the Administrator. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Stock Appreciation Right stock certificates for the Shares to which that person is entitled under Section 14(d) hereof, subject however to prior satisfaction of applicable withholding requirements in accordance with any method consistent with those set forth in Section 10(f) above.
(d)A Stock Appreciation Right shall be exercisable for Shares only. The number of Shares issuable upon the exercise of the Stock Appreciation Right shall be determined by dividing:
(i) the number of Shares for which the Stock Appreciation Right is exercised multiplied by the amount of the appreciation per Share (for this purpose, the “appreciation per Share” shall be the amount by which the Fair Market Value of a Share on the exercise date exceeds (x) in the case of a Stock Appreciation Right granted in tandem with an Option, the exercise price or (y) in the case of a Stock Appreciation Right granted alone without reference to an Option, the Fair Market Value of a Share on the Award Date of the Stock Appreciation Right); by
(ii) the Fair Market Value of a Share on the exercise date.
15.Non-Transferability. Awards other than Unrestricted Shares shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Award may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. If the Administrator makes an Option or Stock Appreciation Right transferable, such Option or Stock Appreciation Right shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Grant Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.
16.Adjustments Upon Changes in Capitalization; Change in Control Provisions.
(a)Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Awards, as well as the price per Share covered by each such outstanding Option or Stock Appreciation Right and the share limitations set forth in Section 3, shall be proportionately and equitably adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award hereunder. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into sub-shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares then subject to Awards (or the price of Shares then subject to outstanding Options and Stock Appreciation Rights).
(i) Change in Control Provisions.
(ii) Benefits. In the event of a Change in Control of the Company (as defined below) and either (i) the failure of the Company’s successor to assume a Participant’s Awards or (ii) such assumption of Awards followed by the Participant’s termination without Cause on or within the one-year period following the Change in Control, then, except as otherwise provided by the Administrator in a Participant’s Grant or Stock Award Agreement, the Participant shall be entitled to the following benefits:
(a)All outstanding Options and Stock Appreciation Rights of such Participant, if any, granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety upon such Change in Control (or upon later termination of the Participant’s employment without Cause, if applicable).
(b)All unvested Stock Awards, performance-based Awards, and other Awards shall become fully vested, including without limitation, the following: (i) the restrictions to which any Stock Award granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control (or upon later termination of the Participant’s employment without Cause, if applicable), and the conditions required for vesting of any unvested performance-based Awards shall be deemed to be satisfied, at their maximum performance level, upon such Change in Control (or upon later termination of the Participant’s employment without Cause, if applicable).
(iii) Change in Control. A “Change in Control” shall mean the occurrence of any of the following:
(a)any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) of the total combined voting power of the Company’s then outstanding securities;
(b)the merger, consolidation or other business combination of the Company (a “Transaction”), other than (A) a Transaction involving only the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person (other than those covered by the exceptions in (1) above) becomes the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;
(c)during any period of two (2) consecutive years beginning on or after the date of the approval of this Plan by the shareholders (the “Effective Date”), the persons who were members of the Board immediately before the beginning of such period (the “Incumbent Directors”) ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or
(d)the approval by the shareholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.
17.Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.
18.Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

19.Amendment and Termination of the Plan.
(a)Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b)Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
(c)Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
20.Conditions Upon Issuance of Shares.
(a)Legal Compliance. Shares shall not be issued in connection with the grant or vesting of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Appreciation Right unless such grant or the exercise of such Option or Stock Appreciation Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b)Investment Representations. As a condition to the grant of any Stock Award or the exercise of any Option or Stock Appreciation Right, the Company may require the person receiving such Award or exercising such Option or Stock Appreciation Right to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
(c)Additional Conditions. The Administrator shall have the authority to condition the grant of any Award in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan.
(d)Trading Policy Restrictions. Option and or Stock Appreciation Right exercises and Shares issued in connection with any Stock Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.
21.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
22.Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee or other Service Provider any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award. Furthermore, prior to the delivery of any Shares in connection with any Award, the Company shall be entitled to require as a condition of delivery that the Participant shall pay or make adequate provision acceptable to the Company for the satisfaction of the statutory minimum prescribed amount of federal and state income tax and other withholding obligations of the Company, including, if permitted by the Administrator, by having the Company withhold from the number of Shares otherwise deliverable in connection with the Award, a number of Shares having a Fair Market Value equal to an amount sufficient to satisfy such tax withholding obligations.
23.Recoupment of Awards.
(a)Unless otherwise specifically provided in a Grant or Stock Award Agreement, and to the extent permitted by Applicable Law, the Administrator may, in its sole and absolute discretion, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant forfeit or reimburse the Company for all or any portion of any previously-settled Awards granted under this Plan (“Reimbursement”), if and to the extent:
(i) the granting, vesting or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(ii) in the Administrator’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any of its Subsidiaries and affiliates; and
(iii) a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in subsection (ii) above.
In each instance, the Administrator may, to the extent practicable and allowable or required under Applicable Law, require forfeiture or Reimbursement of any such Award granted to a Participant; provided that the Company will not seek forfeiture or Reimbursement of any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.
(b)Notwithstanding any other provision of this Plan, all Awards will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any securities exchange, trading market or automated quotation system on which the Company’s securities are listed, quoted or traded or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, including but not limited to Section 10D of the Exchange Act, or any other Applicable Law. In addition, the Administrator, in its sole and absolute discretion, may impose such other clawback, recovery or recoupment provisions in a Grant or Stock Award Agreement as the Administrator determines is necessary, advisable or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of a termination for Cause and/or violation of any post-employment covenants, including but not limited to ones relating to noncompetition, nonsolicitation, and trade secrets. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or affiliates.
24.Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social insurance or security number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Subsidiaries or affiliates, and details of all Awards (the “Personal Data”). In addition to transferring the Personal Data amongst themselves as necessary for the purpose of implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Subsidiaries and affiliates may each transfer the Personal Data to any third parties assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Personal Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of capital stock of the Company. The Personal Data related to a Participant will be held only as long as is necessary to implement, administer and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Personal Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Personal Data with respect to such Participant, recommend any necessary corrections to the Personal Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Administrator’s sole and absolute discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
25.Relationship to other Benefits. No Award, Share issuance, or other payment pursuant to this Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any of its Subsidiaries except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
26.Section 409A. If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company) as of his or her “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h) to the extent any payment under this Plan or pursuant to the grant of Restricted Stock Units or

DSUs constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to such Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.
The Administrator shall administer the Plan with a view toward ensuring that all Restricted Stock Units and DSUs issued under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options and Stock Appreciation Rights under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to an Award, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.
27.Governing Law. This Plan shall be governed by the laws of the State of Delaware, without regard to conflict of law principles.

APPENDIX B

LISATA THERAPEUTICS, INC.
2017 EMPLOYEE STOCK PURCHASE PLAN
(formerly the NeoStem, Inc. 2012 Employee Stock Purchase Plan)
(amended by stockholders as of June ___, 2023)
1. Purpose. The purpose of the Lisata Therapeutics, Inc. 2017 Employee Stock Purchase Plan (the “Plan”) is to amend and restate the NeoStem, Inc. 2012 Employee Stock Purchase Plan in order to further promote the interest of Lisata Therapeutics, Inc., a Delaware corporation (the “Company”) and its stockholders by providing employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. By encouraging stock ownership, the Company seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.
2. Definitions. For purposes of the Plan, the following capitalized terms shall have the following meanings:
2.1 “Account” means an account referred to in Section 6.2 of the Plan.
2.2 “Board of Directors” or “Board” means the Board of Directors of the Company.
2.3 “Code” means the Internal Revenue Code of 1986, as amended.
2.4 “Committee” means the Compensation Committee of the Board of Directors, or such other committee of members of the Board appointed by the Board, authorized under Section 14 to administer the Plan and to perform the functions assigned to the Committee under the Plan.
2.5 “Common Stock” means the common stock, $0.001 par value, of the Company.
2.6 “Company” means Lisata Therapeutics, Inc.
2.7 “Compensation” means, for any pay period, the gross cash compensation payable to an Employee for such period, including base salary, commissions, bonuses and incentive payments, but excluding severance and non-cash compensation. Any pre-tax contributions made to a Company 401(k) plan or “cafeteria plan” pursuant to Section 125 of the Code shall be treated as Compensation for purposes of the Plan.
2.8 “Designated Subsidiary” means any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

2.9 “Employee” means any individual who is an employee of the Employer; provided, however, Employees who have been employed less than ninety days by the Employer, Employees whose customary employment with the Employer is twenty (20) hours or less per week, and Employees whose customary employment with the Employer is for not more than five (5) months in any calendar year shall not be deemed Employees for the purposes of this Plan. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Employer. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.
2.10 “Employer” means the Company and any Designated Subsidiary.
2.11 “Enrollment Date” means the first Trading Day of each Offering Period.
2.12 “Exercise Date” means the last Trading Day of each Offering Period.
2.13 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
2.13.1 If the principal market for the Common Stock is the New York Stock Exchange, The Nasdaq Global Market, the NYSE MKT or another national securities exchange (an “Exchange”), then the “Fair Market Value” as of that date shall be the closing price of a share of Common Stock on the Exchange on such date or, if no closing price is reported on such date, the closing price of a share of Common Stock on the nearest preceding date on which the Exchange is open for trading.
2.13.2 If the principal market for the Common Stock is not an Exchange, but the Common Stock is traded on an over-the-counter, bulletin board or comparable service, then the “Fair Market Value” as of that date shall be the closing price of a share of Common Stock for such day as reported by such service, or if no closing price is reported on such date, the closing price of a share of Common Stock on the nearest preceding date on which trades occurred.
2.13.3 If paragraphs 2.13.1 and 2.13.2 above are inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee.
2.14 “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code.
2.15 “Offering Periods” means the period of approximately six (6) months during which an Option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after January 1st and July 1st of each year and terminating on the last Trading Day before the commencement of the next Offering Period. Subject to the approval of the Plan by the stockholders of the Company, the first Offering Period shall commence on January 1, 2017 and continue until June 30, 2017. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.
2.16 “Option” means an Option to purchase shares of Common Stock under the Plan, as set forth in Section 7 of the Plan.
2.17 “Participant” means an eligible employee who becomes a participant of the Plan in accordance with Section 5.1 of the Plan.
2.18 “Plan” means this Lisata Therapeutics, Inc. 2017 Employee Stock Purchase Plan.
2.19 “Purchase Price” for each Offering Period means 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date of such Offering Period or on the Exercise Date of such Offering Period, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.
2.20 “Reserves” means the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under Option.
2.21 “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.22 “Trading Day” means a day on which the NYSE MKT is open for trading.

3. Eligibility.
3.1 Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.
3.2 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of the Company and/or hold outstanding Options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary; (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time; or (iii) if he or she has received a hardship withdrawal from the Company's 401(k) plan within the preceding six (6) months.
4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.15, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.
5. Participation.
5.1 An eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.
5.2 Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date (provided that the Company has received the Participant's Subscription Agreement) and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.
6. Payroll Deductions.
6.1 At the time a Participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount equal to any whole percentage (not exceeding fifteen percent (15%)) of the Compensation that he or she receives on each payday during the Offering Period.
6.2 All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. A Participant may not make any additional payments into such Account. Accounts shall be mere bookkeeping entries on the Company's books and records. Amounts credited to Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest or other earnings shall be paid or credited with respect to payroll deductions or any amounts accumulated in or credited to a Participant's Account.
6.3 A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Subscription Agreement. A Participant's Subscription Agreement shall remain in effect for successive Offering Periods unless a new Subscription Agreement is filed by the Participant prior to the commencement of such Offering Period or the then existing Subscription Agreement is terminated as provided in Section 10 hereof.
6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant's Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 hereof.
6.5 At the time the Option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common

Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's Compensation or other remuneration payable to the Participant the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.
7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Participant's Account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's Account which are not sufficient to purchase a full share shall be retained in the Participant's Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Exercise of the Option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.
8. Exercise of Option.
8.1 Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her Option with respect to an Offering Period shall be exercised automatically on the Exercise Date of such Offering Period, and the maximum number of full shares subject to Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions credited to his or her Account. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's Account which are not sufficient to purchase a full share shall be retained in the Participant's Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Any other monies left over in a Participant's Account after the Exercise Date shall be returned to the Participant. During a Participant's lifetime, a Participant's Option to purchase shares hereunder is exercisable only by him or her.
8.2 If the Board or the Committee determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion: (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and continue all Offering Periods then in effect; or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.
9. Delivery. Shares purchased under the Plan by a Participant will be credited to and held under a stock purchase account in the Participant's name maintained by such brokerage or other third-party firm as is designated by the Committee. Any and all stock dividends with respect to shares of Common Stock credited to a Participant's stock purchase account shall be paid directly to each Participant. A Participant may, by notice to the Company's applicable human resources location (or such other designee as established by the Committee) elect to have such cash dividends reinvested in shares of Common Stock. Any shares purchased with such dividend proceeds shall be purchased on the open market by such brokerage firm on the Participant's behalf (subject to applicable Company policies) and such shares shall not count in determining the maximum number of shares of Common Stock available for issuance under the Plan under Section 13, nor shall such shares count against the maximum number of shares that may be purchased by a Participant under Section 8. Subject to such restrictions, limitations and procedures as may be prescribed by the Committee, a Participant may withdraw shares in his or her stock purchase account from time to time. As soon as administratively practicable following termination of participation pursuant to Section 11, all shares credited to the Participant's stock purchase account shall be delivered to the Participant (or to the Participant's beneficiary or estate in the event of Participant's death), except to the extent that the Participant (or the Participant's beneficiary or estate in the event of Participant's death) elects to have such stock purchase account paid in cash.
10. Withdrawal.
10.1 A Participant may withdraw all but not less than all the payroll deductions credited to his or her Account and not yet used to exercise his or her Option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan or in such other manner prescribed by the Committee. All of the Participant's payroll deductions credited to his or her Account shall be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period by such Participant. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new Subscription Agreement.
10.2 A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.
11. Termination of Employment. Upon a Participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such Participant's Option shall be automatically terminated.
12. Interest. No interest or other earnings shall accrue on the payroll deductions of a Participant in the Plan.
13. Stock.
13.1 Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 68,333 shares.
13.2 A Participant shall have no ownership interest or voting right in shares covered by his or her Option until such Option has been exercised and the shares purchased as a result thereof have been delivered.
13.3 Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse jointly with the right of survivorship.
14. Administration.
14.1 The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. The Committee may retain the services of an outside firm to serve as its agent in administering the Plan on a day-to-day basis. No member of the Board or the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Board or the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.
14.2 Any Participant who believes he or she is being denied any benefit or right under this Plan may file a written claim with the Committee. Any claim must be delivered to the Committee (care of the Company’s Chief Executive Officer and Vice President, Finance & Treasury) within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Committee shall be deemed denied. No lawsuit relating to this Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.
15. Designation of Beneficiary.
15.1 A Participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of such Participant's death prior to exercise of the Option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
15.2 Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or Committee of the estate of the Participant, or if no such executor or Committee has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
18. Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.
19.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each Participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.
19.2 Dissolution or Liquidation. Unless provided otherwise by the Board, in the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed dissolution or liquidation and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account.
19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board may terminate any Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
20. Amendment or Termination.
20.1 The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect Options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.
20.2 Without shareholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its Committee) determines in its sole discretion advisable which are consistent with the Plan.

20.3 In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
20.3.1 Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
20.3.2 Shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and
20.3.3 Allocating shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants.
21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
22. Term of Plan. The Plan, as amended and restated hereby, shall become effective on January 1, 2017, subject to approval of the Plan by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof. If the Company’s stockholders do not approve the amended and restated Plan at their annual meeting in 2017, then the Plan and the Offering Period that commenced on January 1, 2017 shall automatically terminate without any issuance of any shares of Common Stock, and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account.
23. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.
24. Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing this Plan and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social insurance or security number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Subsidiaries or affiliates, and details of all Awards (the “Personal Data”). In addition to transferring the Personal Data amongst themselves as necessary for the purpose of implementation, administration and management of this Plan and the Participant’s participation in this Plan, the Company and its Subsidiaries and affiliates may each transfer the Personal Data to any third parties assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Personal Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By enrolling in the Plan for any Offering Period, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration and management of this Plan and the Participant’s participation in this Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of capital stock of the Company. The Personal Data related to a Participant will be held only as long as is necessary to implement, administer and manage this Plan and the Participant’s participation in this Plan. A Participant may, at any time, view the Personal Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Personal Data with respect to such Participant, recommend any necessary corrections to the Personal Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
25. No Effect Upon Benefits. Neither the grant nor the exercise of any Option hereunder will affect the benefits under any benefit plan of the Employer, and no amount or benefit granted or received hereunder shall be considered compensation for any purposes of any other benefit plan or program of the Employer.
26. Trading Policy Restrictions. Option exercises under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company.
27. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
28. Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423. This Section 27 shall take precedence over all other provisions in the Plan.
29. Governing Law. Without regard to conflict of law principles, the laws of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

LISATA THERAPEUTICS

AMERICAN STOCK TRANSFER AND TRUST COMPANY, LLC
ATTN: ERICA MACKEY
6201 15TH AVENUE
BROOKLYN, NY 11219

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LISATA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Cynthia L. Flowers, M.B.A.	☐	☐	☐
1b. Erkki Ruoslahti, M.D., Ph.D.	☐	☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V17152-P88403

LISATA THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 14, 2023 at 9:00 a.m., EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of LISATA THERAPEUTICS, INC. (the "Company") acknowledge(s) receipt of a copy of the Notice of Annual Meeting and Proxy Statement, each dated May 1, 2023, and revoking any proxy heretofore given, hereby appoint(s) David J. Mazzo and James Nisco and either of them, the proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on June 14, 2023, at 9:00 a.m., Eastern Daylight Time, live via the Internet at www.virtualshareholdermeeting.com/LSTA2023, and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as set forth herein.

When properly executed, this proxy will be voted as directed herein or, if not otherwise indicated, will be voted "FOR" Proposals 1-6. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

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